UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1.                    Report to Shareholders

Filed herewith.

annual report

  december 31, 2010

government securities fund

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	4

Income and Equity Fund	9

Balanced Fund	14

Large Cap Value Fund	19

Mid Cap Value Fund	24

Small Cap Value Fund	29

Statement of Investments	35

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Financial Highlights	66

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	82

Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	83

Directors and Officers	86

Results of Special Meeting of Shareholders	88

Additional Tax Information	91

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' copy of the prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or the Funds' recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

In 2010, the Great Recession, which many economists consider the worst financial crisis since the Great Depression, officially ended. Market corrections in the first, second and third quarters marked the volatile path to recovery. The turning point came in September: economic data and other market events put fears of a "double dip" recession to rest. In the equity market, better-than-expected third quarter earnings; merger and acquisition activity; stock buybacks; and dividend increases provided additional momentum.

Mid-term elections marked another turning point as Republicans reasserted control of the House of Representatives. The compromise to extend the "Bush era" tax cuts through 2012 was the first influential outcome of the new political landscape. The extension of the tax cuts, combined with the Federal Reserve Board's accommodative monetary policy, enabled the equity market to post a strong finish to a volatile year.

We believe that the U.S. economy is still in the early stages of recovery and should grow modestly through 2011. Importantly, corporate strategies have started to shift from preservation to growth. Therefore, we expect the market will provide excellent opportunities to invest in strong companies with good growth prospects at favorable valuations.

Pacific Advisors Funds Overview

In December, following approval from the Funds' shareholders, the names of the three equity funds were changed to better reflect their investment strategies:

•  The Growth Fund is now the Large Cap Value Fund;

•  The Multi-Cap Value Fund is now the Mid Cap Value Fund; and

•  The Small Cap Fund is now the Small Cap Value Fund.

Each of the Pacific Advisors Funds employs an active and focused investment strategy. In the more conservative Government Securities and Income and Equity Funds, we actively manage to the current interest rate environment. During periods of interest rate uncertainty, we concentrate the portfolios in shorter-term bonds to protect principal and reduce the Funds' sensitivity to interest rate changes. Conversely, when interest rates near a peak, we rotate into longer-term bonds to lock in the higher yields and provide capital appreciation potential.

The Balanced, Large Cap Value, Mid Cap Value and Small Cap Value Funds focus on equity investments in select, undervalued companies with superior growth prospects. Each Fund maintains a focused portfolio, typically 35 to 50 common stocks, and utilizes a long-term (2-5 years) investment approach. The investment focus varies based on each Fund's objectives. The Small Cap Value and Mid Cap Value Funds are more aggressively positioned to take advantage of an economic recovery. In contrast, the Large Cap Value and Balanced Funds tend to favor conservative, blue-chip, dividend-paying stocks.

The Fund commentaries following this letter provide more insight into the performance and current investment strategy for each Fund as well as the portfolio managers' expectations for 2011.

Market and Economic Review

The effects of the Great Recession remain a significant influence in the economy and the markets. In particular, after having lost over 8 million jobs during the recession, the economic recovery is constrained by elevated unemployment which remains above 9%. After contracting 2.6% in 2009, the U.S. economy grew approximately 3% in 2010. By comparison, following prior recessions, the economy typically grew in the range of 4.5% to 7%.

Market Review – December 31, 2010

Index[1]	Close	YTD Return
Dow Jones Industrial Average	11,577.51	11.0%
S&P 500 Index	1,257.64	15.1%
NASDAQ Composite	2,652.87	16.9%
Russell 2000 Index (small cap)	783.65	26.9%

1  Data: The Wall Street Journal, Standard & Poor's, and Russell/Mellon Analytical Services. The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The NASDAQ Composite is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell 2000 Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000 Index. These indices are not available for direct investment. Index returns assume the reinvestment of dividends.

Message

from the chairman continued

The moderate pace of recovery has magnified the disparity between strong and weak companies. Growth opportunities abound for well managed companies with strong balance sheets. Weaker companies, however, continue to struggle; modest revenue growth has limited their ability to pay down debt and make capital investments to keep pace with stronger competitors. This disparity creates significant potential for stronger companies to gain market share. Thus, even as overall economic growth remains moderate, well positioned companies may experience substantial growth. The Funds' focused investment strategies seek to take advantage of the strong growth potential for "Best in Class" companies in various sectors and industries.

The global economy continues to exert greater influence over national markets and economies. Strong growth in China and emerging countries, such as India, Brazil and Russia, has played an important role in the U.S. economic recovery. In particular, foreign infrastructure projects have increased demand for natural resources, materials and goods. To meet this growing demand, emerging countries have also made strategic investments in U.S. financial, energy and industrial companies. These countries are poised for continued growth; long-term, their success will depend on their ability to manage growth and inflation.

In stark contrast, the European Union has struggled under the strain of sovereign debt problems in Greece, Ireland, Portugal and other member nations. While the U.S. recession began, continued growth in European countries masked significant economic vulnerabilities. Upon reaching Europe, however, the recession revealed failures to adhere to government spending mandates, heightened by the exposure of European banks to substantial sovereign debt holdings. The sovereign debt problems in Europe are being addressed; nevertheless, they will remain a drag on economic growth for the foreseeable future.

Inflationary pressures in emerging markets and sovereign debt issues in Europe continued to aggravate markets in the second half of 2010. Ultimately, these concerns were overshadowed by domestic improvements: better-than-expected economic data, strong corporate earnings, rising business and consumer spending, and the shift in the U.S. political landscape. The Fed's efforts to support liquidity with an accommodative monetary policy also helped to propel market growth. Investors, finally believing in the recovery's longevity, moved money from traditionally defensive safe havens such as U.S. Treasuries and cash into the stock market; a strong rally resulted. During the final four months of the year, the S&P 500 Index rose 20%.

Equity Investments

The equity market advanced in fits and starts throughout 2010. Most individual companies shifted their focus from surviving the recession to planning for economic recovery; nevertheless, market momentum was slow to develop. When reporting second quarter earnings, many companies began revealing expansion growth initiatives. Investors, concerned that the U.S. economy might slip into a "double dip" recession, remained skeptical. In late summer, as positive economic reports reduced the likelihood of a "double dip," the equity markets began to advance. Third quarter earnings continued to surprise investors as over 70% of companies exceeded analysts' expectations. This growth pattern continued in the fourth quarter with companies also reporting impressive revenue growth.

Consistent with prior recoveries, the broad market advanced while early recovery sectors were the clear outperformers. The Consumer Discretionary, Industrials, Materials and Energy sectors grew significantly. Defensive sectors, such as Health Care and Utilities, were relative laggards although they too posted meaningful gains.

Business spending proved an important catalyst in the recovery. In sharp contrast, consumer spending was unusually slow to develop. Consumers remained cautious in light of their concerns about a "double dip" recession, the housing market, high unemployment, and a potential tax increase. In the fourth quarter, these fears began to recede; consumer spending rebounded as evidenced by strong holiday sales and the growing demand for luxury goods. The coinciding rise in consumer confidence helped fuel momentum in the equity market.

Contrasting performance among various asset classes underscored improving investor confidence. In the fourth quarter, small and mid-cap stocks performed extraordinarily well as investors regained their appetite for risk. Large cap stocks performed admirably, but trailed their smaller counterparts. We expect economic growth will be moderate. Nevertheless, we believe the outlook for the equity market remains strong. Many companies have only just begun to focus on new growth strategies. As a result, and despite the solid market gains over the past two years, many stocks anticipate further market appreciation in the coming year.

Fixed Income Investments

In 2010, the interest rate environment was shaped by investors' appetite for risk. Through the third quarter, even though interest rates were at historical lows, investors continued to favor fixed income investments. Recessionary fears, sovereign debt crises in Europe, and the lingering effects of the financial meltdown and resulting bear market fueled an ongoing demand for safety.

Message

from the chairman

In the fourth quarter, as economic sentiment improved, investors increasingly moved into equities. Therefore, and in spite of the Fed's accommodative monetary policy, market forces pushed interest rates higher. The yield on the benchmark 10-year Treasury Note, after reaching a low of 2.4% in early October, rose to 3.5% in December. Corporate bond yields also rose, but to a lesser extent, reflecting extraordinary investor demand and improved corporate performance.

Fixed income investment opportunities remained limited throughout the second half of the year. Shorter-term government bonds provided low yields. Longer-term bonds offered higher yields but with greater investment risk given the potential for rising interest rates. Furthermore, heightened demand made corporate bonds more expensive which, in many cases, yielded insufficient compensation for the added risk.

The Funds' fixed income portfolios remained defensively concentrated in shorter-term bonds to protect principal while maximizing current income. We do not utilize aggressive investment strategies, such as leverage or junk bonds. Such strategies might have helped compensate for low interest rates but would have been inconsistent with the conservative nature of the Funds. Rather, we expanded allocations, as appropriate for each Fund, to other conservative investments including high quality, dividend-paying stocks which continued to offer favorable income and compelling long-term growth potential.

Interest rates still remain low by historical standards. Over time, in order for fixed income securities to remain competitive with other investments, such as equities, rates will have to rise. Near-term, interest rates may remain volatile. Economic growth and demand for equities will continue to exert upward pressure on rates. Even so, issues such as high unemployment, rising fiscal deficits, and foreign debt concerns could result in a flight to fixed income which would cause rates to temporarily move lower. To protect principal and manage volatility, we will maintain the Funds' current defensive strategies. When interest rates near a peak in the current cycle, we will reallocate to longer-term bonds to lock in higher yields and appreciation potential.

Investment Outlook

At the end of 2010, investors were increasingly convinced of the sustainability of the economic recovery. At present, however, they appear hesitant. The impressive year-end rally has market technicians anticipating a correction. Skittish investors further point to a litany of economic woes. Fed policy also continues to trigger criticism from both liberal and conservative schools of economic thought. Macroeconomic reports may continue to provide conflicting data on the strength of the economy; however, growth opportunities continue to increase for individual companies as a result of industry consolidation and improving economic conditions.

Weaker companies continue to struggle which has reduced capacity in many industries enabling the strongest companies to prosper. We anticipate further consolidation in many industries resulting in increased market share for the strongest companies. This disparity between stronger and weaker companies suggests that overall market performance, as measured by broad indices, should be more muted in comparison to the performance of select companies. We remain confident about the prospects for individual companies in the Funds' portfolios.

We believe the economic recovery is on a sustainable track. Nevertheless, market volatility will persist. The continued use of high velocity trading and investments such as ETFs will be significant factors in market dynamics. As a result, equity investments may experience short-term price volatility in reaction to current events that have little correlation to the fundamental value of companies. We take a proactive approach to volatility; we utilize concentrated portfolios of select stocks, and seek to take advantage of market movements by buying and selling at attractive prices.

Our investment approach focuses on undervalued companies with strong management and solid financials that are leaders in their industries and demonstrate sustainable growth. This strategy is supported by an investment discipline that evaluates a company's long-term potential rather than short-term trading opportunities. Our long-term approach anticipates periods during which a company may experience rapid growth; moderate growth; or even setbacks from macroeconomic, industry or company-specific events. This discipline requires patience and perspective as we continuously evaluate each company's execution of its business plan. Over time, we believe this strategy will continue to help the Funds' shareholders achieve their investment objectives.

Sincerely,

George A. Henning

Pacific Advisors

  Government Securities Fund

Fund Objective:  High current income, preservation of capital, and rising future income consistent with prudent investment risk.

Investment  Invests at least 80% of its assets in U.S. Government fixed income securities.
Strategy:  These include securities issued or guaranteed by the U.S. Treasury; issued by a U.S. Government agency; or issued by a Government-Sponsored Enterprise (GSE). May also invest in high quality dividend-paying common stocks.

Investor Profile:  Conservative. Income-focused; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2010		For the fiscal year ended December 31, 2009
			Expense Ratio	Net Expense Ratio
Class A	2.16%	Class A	3.13%	1.69%
Class C	1.49%	Class C	3.85%	2.41%
Barclays Capital U.S. Int T-Bond Index[1]	4.98%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2011

Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund seeks to deliver current income using a total return approach. It is most appropriate for conservative long-term investors as well as those with shorter investment horizons who seek current income. The Fund continued to successfully manage a challenging interest rate environment with a defensive strategy focused on preserving capital and minimizing portfolio volatility. Reflecting the ongoing expectation for higher rates, holdings remained concentrated in short to intermediate-term callable bonds.

This strategy minimized the Fund's sensitivity to interest rate increases. One measure of a portfolio's exposure to the effects of higher interest rates is known as "duration." The higher the number, the greater the sensitivity to interest rate movements. For example, if market interest rates rise by 1%, a portfolio with

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity. It is not possible to invest directly in the Index.

a 5-year duration would be expected to lose 5% of its value. To protect principal, the Fund maintained a low average duration of approximately 1.3 years.

For the year, while employing a conservative strategy, the Fund's Class A shares returned 2.16%. The Fund's benchmark, the Barclay Capital U.S. Intermediate T-Bond Index, rose 4.98% for the year. In contrast to the Fund, however, the benchmark is an unmanaged portfolio with greater exposure to interest rate changes; its average duration is 3.7 years.

Market Overview

Interest rates during the period were largely driven by the Federal Reserve Board's accommodative monetary policy and investors' vacillating appetite for risk. During the third quarter, economic data indicated a slow pace of recovery. Investors, whose confidence was shaken by European debt crises and fears of continued economic uncertainty, sought the safety of U.S. Treasuries; demand rose while interest rates declined. Active investor demand kept interest rates near historical lows. The yield on the benchmark 10-year Treasury note dropped from 3% in early August to 2.4% in early October.

In September, the Fed reiterated its commitment to actively support economic recovery and announced plans for a second round of quantitative easing ("QE2"). This program, which kept long-term rates depressed by purchasing Treasuries on the open market, was intended to encourage bank lending and spur business spending.

In the fourth quarter, while the Fed implemented QE2, investors began regaining confidence in the economic recovery and, subsequently, the equity market. Seeking to participate in the equity market rally, investors shifted focus away from Treasuries. Therefore, and despite QE2, market forces pushed interest rates higher. As investors increasingly moved into equities, the rate on the 10-year Treasury Note rose to 3.5% by late December.

Fund Strategy

Fixed Income Strategy

Investment opportunities continued to be limited during the period. Yields on short-term government securities, as evidenced by the 2-year Treasury Note, which traded below 0.75%, remained low. Longer-term bonds offered higher yields but with greater risk of principal loss due to interest rate changes.

In this low interest rate environment, our fixed income strategy continued to focus on managing interest rate risk while maximizing current income. During the period, the Fund primarily invested in one-time callable government agency bonds to enhance total return. These bonds provided better yields than short-term Treasuries without a significant increase in risk. Indeed, the structure of these bonds, which are callable only on one specific date before maturity, provides a valuable hedge against the impact of higher interest rates. Since we anticipate that interest rates will increase, we expect these bonds to be called back. As interest rates rise, the Fund would be able replace these bonds, once called, with higher yielding bonds. If they were not called back and interest rates increase sharply, the bonds would convert to non-callable bonds with higher yields; thus, they would continue to add value to the portfolio.

In this challenging interest rate environment, many fixed income funds, including government securities funds, have utilized aggressive investments such as leverage, options or mortgage-backed securities to enhance total return. While these strategies may boost yield and result in better performance, they carry significant risk. The Fund does not utilize aggressive strategies which would be inconsistent with its aim to preserve capital and minimize portfolio volatility.

Pacific Advisors

  Government Securities Fund continued

Equity Positioning

The Fund invests a minimal portion of its portfolio in high quality, dividend-paying stocks to complement its fixed income holdings. These securities provide additional income (with a current weighted average dividend yield of approximately 4%) and capital appreciation potential without significantly increasing risk (as evidenced by the Fund's average one-year beta2 of 0.08 versus the S&P 500 Index3). More significantly, equity holdings can provide stability for the Fund by acting as a counterbalance to price movements in the fixed income markets.

We typically increase equity investments when prospects for the economy are favorable; historically, this coincides with a low interest rate environment. In the second half of 2010, we maintained approximately 12% of the portfolio in common stocks. We anticipate that, as interest rates rise and yields on fixed income securities become more attractive, we would reduce the Fund's equity position.

The Fund utilizes a conservative equity strategy which prioritizes protection of principal while also seeking dividend income and long-term capital appreciation. Equity investments include high-yielding stocks such as AT&T and Consolidated Edison, with yields of 5.9% and 4.8%, respectively. Additionally, the Fund has positions in consumer staples companies, such as Kimberly-Clark and McDonald's, which are less sensitive to economic changes; and blue-chip stocks, such as Chevron and Microsoft, with excellent growth prospects and capital appreciation potential.

Looking Ahead

Even with the recent increase, interest rates remain low by historical standards. Near-term, we expect interest rates will remain volatile. Investor confidence in the economic recovery and the resulting demand for equities will continue to exert upward pressure on rates. Longer-term, rates will have to rise in order for fixed income securities to remain competitive with equities and other investments. However, opposing pressures remain. Various domestic and global economic and geopolitical issues, including high unemployment, rising fiscal deficits, and foreign debt concerns could reignite the demand for safety. The resulting flight to fixed income would cause rates to temporarily decline.

To protect principal and manage volatility, the Fund will maintain its current defensive strategy until clear trends emerge. Holdings will remain concentrated in premium, short to intermediate-term callable agency bonds. When interest rates near a peak in the cycle, we will reallocate to longer-term bonds to lock in higher yields and appreciation potential. In addition, we anticipate maintaining the Fund's current equity allocation to help minimize volatility while providing favorable income and appreciation potential.

2   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3   The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market. It is not possible to invest directly in the Index.

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

1. U.S. Government Agencies	81.66%
2. Equities	12.46%
3. Preferred Stock	4.75%
4. Cash and Cash Equivalents	1.13%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Government Securities Fund for the period January 1, 2001 through December 31, 2010 with the same investment in the Barclays Capital U.S. Intermediate Treasury Bond Index2.

Average Annual Compounded Return as of December 31, 2010

	Class A	Class C
One Year	– 2.71%	0.49%
Five Year	1.15%	1.39%
Ten Year	0.71%	0.44%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $10,450, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in the Index. Unlike the Fund's results, the results for the Index do not reflect sales charges, fees or expenses.

2  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Government Securities Fund Class A
Actual	$1,000.00	$1,018.60	$10.63
Hypothetical (5% return before expense)	$1,000.00	$1,014.67	$10.61
Government Securities Fund Class C
Actual	$1,000.00	$1,014.80	$14.22
Hypothetical (5% return before expense)	$1,000.00	$1,011.09	$14.19

3  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.09% for Class A shares and 2.80% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2010		For the fiscal year ended December 31, 2009
			Expense Ratio	Net Expense Ratio
Class A	6.88%	Class A	3.07%	2.32%
Class C	5.95%	Class C	3.81%	3.06%
Barclays Capital U.S. Int Corp Bond Index[1]	8.27%
S&P 500 Index[2]	15.06%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers  February 22, 2011

Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

During the last half of the year, the Fund successfully navigated the risks associated with the ongoing low interest rate environment. Class A shares of the Fund returned 6.88% for the year while minimizing volatility, as evidenced by the Fund's average one-year beta3 of 0.28 versus the S&P 500 Index.

The Fund is designed for conservative investors. Therefore, we continued to maintain a defensive strategy to minimize the Fund's sensitivity to interest rate changes. Fixed income holdings remained

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

3   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Income and Equity Fund continued

concentrated in short to intermediate-term investment grade corporate bonds. The Fund's investments in high quality, dividend-paying common stocks enhanced total return without significantly increasing risk.

The Fund's mix of fixed income and equity investments suggests that its performance would be more accurately compared to a blended return of its benchmarks. Additionally, the Fund's active management of fixed income and equity allocations results in holdings that significantly differ from those in the benchmarks. For example, as a consequence of the Fund's defensive strategy, its average maturity of 3.0 years was markedly shorter than the 5.2 years for the Barclays Capital U.S. Intermediate Corporate Bond Index. Further, in contrast to the S&P 500 Index, the Fund maintains a concentrated portfolio that typically includes 30-35 holdings. Equity holdings are also conservatively concentrated in low volatility stocks which resulted in lower performance relative to the S&P 500. These factors contribute to the difference between the Fund's performance and that of its benchmarks.

Fund Strategy

The Fund employs an adaptive investment strategy; we actively manage the Fund's fixed income and equity allocations to manage risk while seeking the best opportunities for income and growth. When the economic outlook is optimistic, we generally increase the equity allocation to capture dividend income as well as opportunities for price appreciation. This typically coincides with low interest rates.

During the last half of 2010, interest rates continued at historically low levels. During this period, attractive investment opportunities in high quality corporate bonds remained limited. Additionally, in light of our expectation for higher interest rates, we sought to limit the Fund's exposure to price depreciation from holding corporate bonds. Therefore, we increased the Fund's allocation to common stock holdings from approximately 36% to 41% of the portfolio with an offsetting decrease in the fixed income allocation from approximately 64% to 59%.

In selecting equities, the Fund looks for well-established companies with attractive, stable dividend rates. The average dividend rate of 3.52% for the Fund's common stocks was substantially higher than the prevailing interest rates on high quality corporate bonds. For example, stocks such as AT&T and Altria Group had dividend yields of more than 6% compared to yields of only 2.5% to 3.5% for five-year investment grade corporate bonds. The Fund further benefited during the year-end market rally as prices of many blue-chip stocks in the portfolio appreciated.

Fixed Income Strategy

In the second half of the year, interest rates were primarily impacted by investors' changing appetite for risk. Demand for U.S. Treasuries and corporate bonds remained strong through the third quarter as investors continued to question the sustainability of the economic recovery. In the fourth quarter, however, investors grew more confident in the economy and increasingly moved into equities. Interest rates on corporate bonds rose in the latter part of year but still remained relatively low.

Considering our expectation for higher interest rates, we maintained a defensive strategy to protect capital and limit the Fund's sensitivity to interest rate changes. We actively managed the portfolio to maintain a short average maturity of approximately three years. Additionally, we laddered the portfolio in bonds with maturities of one to seven years to provide additional flexibility. As bonds mature, the Fund will be able to quickly adapt to changes in interest rates.

In the last half of the year, we made few changes to the portfolio as investments continued to focus on bonds issued by well-established companies with strong balance sheets and business fundamentals. Holdings included bonds issued by a diverse range of companies including Reliance Steel & Aluminum, General Electric, Staples, Home Depot and new additions AutoZone and Corning. We tendered bonds, including those from Alcoa and Weatherford International, to take profits.

The Fund does not utilize aggressive investment strategies, such as leverage or high-yield ("junk") bonds. These types of more speculative strategies might enhance total return; however, they would significantly increase risk. Instead, consistent with the conservative nature of the Fund, we expanded the allocation to high quality, dividend-paying stocks which continued to offer favorable income and compelling long-term growth potential.

Equity Strategy

The Fund employs a conservative equity strategy that concentrates investments in high quality stocks with low volatility and attractive dividend rates. Also, we invest in a diverse range of companies. We specifically look for firms with well-established businesses, market leadership and good prospects for long-term growth.

Given our early positioning for economic recovery and, as many of the companies in the portfolio were in the early stages of their growth initiatives, we made few direct portfolio changes during the period. The equity allocation increased primarily as a result of appreciation in the Fund's holdings. We maintained diversification to reduce risk and utilized market pullbacks to make adjustments as needed. For example, as opportunities arose, we selectively added to positions including DuPont and Duke Energy.

Notable performers in the last half of the year included Altria Group, Genuine Parts, Pfizer, Chubb, General Electric and Mattel. Several holdings provided exceptional dividend rates in addition to notable performance gains. Verizon's stock price rose more than 30% on general economic improvements and the announced addition of the iPhone to its wireless product line; the firm's dividend rate ranged from 5% and 6%. Improvements in the global economy also helped DuPont, a dominant chemical conglomerate. DuPont's stock price rose more than 40% while the firm paid a dividend rate of over 3%.

Looking Ahead

Despite an increase in the fourth quarter, interest rates remain low. Near-term, we expect interest rates will remain volatile. Economic recovery and the accompanying demand for equities will continue to put upward pressure on rates. Long-term, rates will have to rise in order for fixed income securities to remain competitive with other investments such as equities. Demand for bonds, however, may temporarily increase in response to domestic and global economic issues or geopolitical events. Any short-term flights to safety in response to these concerns would cause rates to temporarily decline.

We believe that the prudent course is to maintain a defensive investment strategy to protect principal and mitigate volatility. We will continue to hold fixed income positions in high quality, shorter-term bonds to minimize the portfolio's sensitivity to interest rate changes. In light of the improving economic environment, we anticipate a slight increase in the Fund's equity allocation. When interest rates stabilize at higher levels, we will reposition holdings to longer-term bonds to capture higher yields. Investments will remain conservatively-oriented in blue-chip companies with high dividends and good long-term appreciation potential.

Pacific Advisors

  Income and Equity Fund continued

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

1.	Corporate Bonds	50.57%
	Equities	40.86%
2.	Consumer Discretionary	8.08%
3.	Consumer Staples	6.20%
4.	Health Care	5.87%
5.	Industrials	5.02%
6.	Telecommunication Services	4.12%
7.	Information Technology	4.11%
8.	Utilities	3.36%
9.	Others	4.10%
10.	Preferred Stock	6.02%
11.	Cash and Cash Equivalents	1.36%
12.	U.S. Government Agencies	1.19%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2001 through December 31, 2010 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2010

	Class A	Class C
One Year	1.84%	4.95%
Five Year	1.25%	1.46%
Ten Year	1.79%	1.53%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,636, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Income & Equity Fund Class A
Actual	$1,000.00	$1,085.00	$12.30
Hypothetical (5% return before expense)	$1,000.00	$1,013.41	$11.88
Income & Equity Fund Class C
Actual	$1,000.00	$1,079.50	$16.09
Hypothetical (5% return before expense)	$1,000.00	$1,009.73	$15.55

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.34% for Class A shares and 3.07% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade
Strategy:  U.S. corporate bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2010		For the fiscal year ended December 31, 2009
Class A	7.71%	Class A	2.47%
Class C	6.88%	Class C	3.23%
S&P 500 Index[1]	15.06%
Barclays Capital U.S. Int Corp Bond Index[2]	8.27%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers  February 22, 2011

Samuel C. Coquillard
Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

Class A shares of the Fund gained 7.71% in 2010 with reduced risk and volatility (as measured by an average one-year beta3 of 0.63 versus the S&P 500 Index). The Fund's performance differed from that of its benchmarks as a result of its conservative strategy which is designed for investors seeking equity exposure with reduced risk. Holdings included defensively-positioned companies as well as those poised to benefit from recovery. Fixed income investments remained centered on short to intermediate-term investment grade corporate bonds and select preferred stocks to minimize the Fund's sensitivity to interest rate changes.

Stock selections continued to favor defensive sectors such as Consumer Staples, Health Care, Utilities and select Information Technology companies. Fund holdings, including McDonald's, Berkshire Hathaway,

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

3   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Coca-Cola, and International Business Machines, performed well. These companies continued to find avenues for growth through new markets, product launches, or acquisitions. As defensive stocks, these selections provide an important source of stability and growth. Typically, they will outperform the broader market during an economic downturn. The strong performance of these companies during the recovery speaks to the advantage of owning dominant global brands throughout the economic cycle.

As evidence of the recovery grew, the Fund modestly expanded its equity investments in cyclical sectors such as Consumer Discretionary, Industrials and Energy. The Fund enjoyed stellar performance among its cyclical holdings, led by Caterpillar which benefited from a boom in global mining activity. With the expected acquisition of a smaller competitor in mid-2011, the company is well positioned for continued growth. Energy companies had a strong showing on a rebound in domestic and international exploration activity. Notable investments included National Oilwell Varco, ConocoPhillips, and Halliburton. We believe long-term trends in this industry remain favorable due to the rapid development of economies such as China and India. Transportation stocks also performed well, highlighted by United Parcel Service and railroad operators CSX and Norfolk Southern. As business conditions improve, shipping activity should continue to increase.

Fund Strategy

The Fund's conservative strategy seeks to provide long-term capital appreciation with reduced risk and volatility. We actively manage the allocation between equity and fixed income investments to seek the best opportunities for total return. In anticipation of continued economic growth, combined with an eventual rise in interest rates, the Fund's portfolio remained heavily weighted towards equities. During the second half of the year, the Fund's common stock allocation increased from 69% to 73%.

Equity Strategy

The Fund utilizes a long-term, value-oriented equity strategy. We maintain a concentrated portfolio of high quality companies with dominant market positions, superior management teams, and exceptional growth prospects.

Given our outlook, we are increasingly identifying potential investments in cyclical industries. During the period, we added a position in Corning, an Industrials firm. The company produces highly engineered glass for industrial and consumer uses. Its recent product introduction, "Gorilla Glass," is used extensively by smartphone and tablet computer makers, including industry heavyweights such as Sony, Samsung, and Dell. We believe that, reminiscent of the multi-year growth cycle previously benefitting desktop PCs and notebook computers, mobile computing is on the verge of a multi-year growth cycle. Corning's unique glass product will be one of many beneficiaries of this trend.

At the same time, we continue to find attractively priced defensive stocks. Wal-Mart, another new position, performed famously well throughout the recession. The company's emphasis on low prices resonated with cost-conscious consumers. Contrary to the misconception that defensive investments lack growth prospects, the company's domestic and international prospects remain impressive. The stock's low volatility and a modest dividend yield are also appealing.

Fixed Income Strategy

The Fund's fixed income portfolio is actively managed for total return. We utilize a combination of investment grade corporate bonds and high quality preferred stocks to provide current income and capital appreciation potential. Our fixed income allocation decisions are driven by our outlook on interest rates and the general economy. In a rising rate environment, we typically concentrate fixed income holdings in select short-term bonds as well as preferred stocks with attractive dividend yields. In a declining rate environment, the focus shifts towards long-term bonds with high coupons. This total return approach seeks to minimize the risk of principal losses while actively managing the portfolio for income and appreciation.

Pacific Advisors

  Balanced Fund continued

Given our expectations for rising interest rates, we maintained a defensive strategy to protect principal value. Even a minor rise in interest rates can result in a substantial loss of principal on longer-term fixed income securities. The rapid rise in rates over the final three months of the year highlights the significant risk underlying longer-term bonds.

In addition to managing for interest rate risk, we also sought to protect against principal losses due to credit risk. Therefore, while higher yields were available in long-term bonds (which are subject to interest rate risk), or in high-yield bonds (which are subject to credit risk), we instead focused investments in select high quality short and intermediate-term bonds and preferred stocks. In the current low interest rate environment, these bonds provided underwhelming yields; however, we believe a conservative strategy was prudent based on our analysis of potential risks among higher yielding instruments.

We made few changes to the fixed income portfolio during the last half of the year. However, we did identify an attractive opportunity with a Goldman Sachs bond with a "step-up" feature; its coupon payment systematically increases over a pre-determined time period. We also continue to hold select preferred stock of financial institutions such as Barclays Bank and HSBC Holdings. These securities have dividend yields as high as 8%; also, their prices should appreciate as the economy strengthens.

Looking Ahead

Consistent with our expectations for the economy, we anticipate maintaining the Fund's emphasis on equities. With the Fund near its maximum equity allocation, we will look to rotate holdings while favoring cyclical holdings over defensive ones. Investments will likely focus on Industrials, Energy, Consumer Discretionary, and Materials sectors while continuing to take advantage of select opportunities in defensive areas, such as Consumer Staples, Health Care, and Utilities. Our equity strategy remains focused on companies with dominant market positions, superior management teams, and exceptional growth outlooks.

We believe that, while interest rates will rise over time, certain factors may temporarily delay this trend. Most prominent among these include continued intervention by the Federal Reserve Board, which could essentially set a ceiling on rates; and a recurrence of foreign disruptions such as Europe's sovereign debt crisis or other geopolitical events. Furthermore, we anticipate that the near-term interest rate environment will be volatile; in a repeat of the rapid increase in the fourth quarter of 2010, rates may jump with little warning. Accordingly, our fixed income strategy remains defensive. In light of the historically low interest rate environment and evidence supporting continued economic growth, investments will remain centered on short to intermediate-term high quality corporate bonds and preferred stocks. When our assessment of interest rates changes, we expect to adapt our fixed income strategy to invest in longer-term bonds with attractive interest rates.

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

	Equities	72.25%
1.	Industrials	13.22%
2.	Consumer Staples	12.91%
3.	Information Technology	11.93%
4.	Energy	10.38%
5.	Health Care	9.76%
6.	Financials	8.08%
7.	Consumer Discretionary	4.35%
8.	Utilities	1.62%
9.	Corporate Bonds	24.21%
10.	Preferred Stock	3.54%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2001 through December 31, 2010 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2010

	Class A	Class C
One Year	1.51%	5.81%
Five Year	– 0.15%	0.26%
Ten Year	1.76%	1.61%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,738, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Balanced Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Balanced Fund Class A
Actual	$1,000.00	$1,135.70	$14.91
Hypothetical (5% return before expense)	$1,000.00	$1,011.24	$14.04
Balanced Fund Class C
Actual	$1,000.00	$1,131.10	$18.80
Hypothetical (5% return before expense)	$1,000.00	$1,007.56	$17.71

4  Expenses are equal to the Fund's annualized expense ratio of 2.77% for Class A shares and 3.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500 Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2010		For the fiscal year ended December 31, 2009
			Expense Ratio	Net Expense Ratio
Class A	7.80%	Class A	5.71%	3.46%
Class C	7.12%	Class C	6.39%	4.11%
S&P 500 Index	15.06%
Russell 1000 Index[2]	16.10%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2011

Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund's recent name change, from the Growth Fund to the Large Cap Value Fund, reinforces its emphasis on investments in high quality, leading blue-chip companies that are undervalued by the market. Utilizing this strategy, the Fund seeks to provide long-term appreciation by purchasing, at attractive prices, stocks of well-established companies with reduced price volatility. The Fund's low average one-year beta3

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2   Effective December 29, 2010, the Russell 1000 Index is no longer used as a performance benchmark for the Fund; the S&P 500 Index serves as the only benchmark for the Fund. The S&P 500 Index more accurately reflects the stocks in which the Fund seeks to invest. The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of the 1,000 largest publicly traded companies within the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses. It is not possible to invest directly in either Index.

3   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Large Cap Value Fund continued

of 0.85 versus the S&P 500 Index and focus on more defensive stocks makes it attractive to conservative equity investors.

In the last half of the year, economic improvement led to market gains which resulted in good performance for large cap stocks across a broad range of industries. The Fund benefited from the market rally with Class A shares achieving a 7.80% return for the year. Mirroring the overall market, the strongest performance came from the Fund's Industrials holdings including conglomerates General Electric and Honeywell International and transportation firms United Parcel Service and FedEx. Notable performers also included Health Care companies WellPoint, St. Jude Medical and UnitedHealth Group and Energy firms ExxonMobil and Chevron.

The disparity between the Fund's performance and its benchmark underscores the Fund's conservative investment strategy. While the benchmark holds 500 of the largest publicly traded companies, the Fund focuses on 35 to 50 of the most attractive investments that are appropriate for conservative equity investors. This concentrated portfolio strategy enables us to closely monitor developments of each company and take advantage of buying opportunities. The Fund's emphasis on managing price volatility specifically favors the selection of stable, blue-chip, dividend-paying stocks.

As is typical during strong market rallies, during the last half of the year, the performance of leading blue-chip companies lagged the broader market. Investors gravitated toward more volatile, cyclical stocks and smaller cap companies. The Fund's more defensive investment strategy anticipates moderate growth during strong market rallies. In contrast, during periods of heightened market volatility, which often accompany tepid economic growth, we would expect the Fund's conservative posture to better protect investor capital. Over time, the Fund's focus on leading companies with attractive growth prospects should provide the opportunity for significant investment gains.

Fund Strategy

In the last half of the year, the Fund's portfolio remained concentrated in high quality stocks that exhibit low price volatility and high dividend yields. In fact, stocks in defensive sectors, such as Health Care and Consumer Staples, represented approximately 72% of the portfolio. This includes firms such as Kraft Foods, H.J. Heinz Co. and Sysco with dividend rates in excess of 3.5% and companies such as Johnson & Johnson, McDonald's, Procter & Gamble and Genuine Parts with dividends over 3%. These holdings are complemented by positions in select companies which are responding to the economic recovery such as Target, Time Warner and Intel. The moderate pace of economic growth should continue to benefit larger, well-run firms as weaker competitors struggle for market share.

During the period, we exited several positions including Bank of America, Boeing, Automatic Data Processing and Paychex in favor of companies with greater long-term value. We established positions in Chevron and Cisco Systems and added to several holdings including General Electric, ExxonMobil, MetLife, Pfizer and Apple. Chevron and ExxonMobil should continue to benefit from growing demand for energy resources from developed economies as well as emerging markets such as China and India. Cisco and Apple enjoy broad exposure to the corporate and consumer technology segments which we believe are poised for meaningful long-term growth. General Electric is experiencing strong demand for its industrials products and services, specifically from China. And, MetLife and Pfizer offer compelling price appreciation opportunities for patient investors while also paying a dividend.

Other notable holdings include:

•  Microsoft which has remained a leader in the technology industry. In recent years, its earnings per share have doubled. Yet, its stock has continued to trade in a tight range between $20 and $30 per share. A relatively large dividend of 2.3% adds to the firm's attractiveness. In the fourth quarter, Microsoft's share price rose 14% as a result of a general recovery in IT spending and strong sales trends for its Xbox Kinect and Windows 7 products.

•  Dell which has maintained a stable growth trend while operating in a mature segment of the IT industry. The firm's balance sheet is strong and its stock reasonably priced. Perhaps indicating that the firm's true value may not yet be reflected in its stock price, Dell insiders, including CEO Michael Dell, recently purchased the company's stock at a premium.

•  Coca-Cola which has capitalized on rising worldwide demand for non-carbonated beverages such as juices, waters and energy drinks. The company's strong and savvy management team successfully navigated the recession and positioned the company for continued growth. Revenues and earnings per share have increased as a result of substantial growth in North American and overseas markets. Moreover, the firm, to increase control over its distribution channels, recently announced a deal to buyback many of the bottling companies it spun off more than a decade ago. The company's 2.7% dividend further enhances its value to shareholders.

Looking Ahead

We expect that the Fund will remain concentrated in defensively-oriented businesses, such as household products, food and beverage products and large industrial companies. We believe large cap companies such as these offer reduced market volatility as well as compelling growth opportunities. For example, we expect Clorox to benefit from improving demand in the personal care and household products industry. Clorox has expanded into overseas markets and deepened its brand penetration with the acquisition of product lines including Green Works and Burt's Bees. The firm should continue to generate substantial cash flow which will support both long-term returns as well as the company's attractive dividend rate of over 3%. Additionally, growth in emerging markets is creating robust opportunities for companies including McDonald's, International Business Machines and General Electric.

We believe that, even with the recent market rally, most multi-national large cap companies remain significantly undervalued. Much of the market appreciation has been driven by its focus on early recovery, technology and acquisitions. As we proceed through the current market cycle, investors will begin to look more closely at larger companies that remain undervalued while offering stable growth and attractive dividends. Many blue-chip companies judiciously managed through the recession and have substantial cash reserves to pursue growth initiatives. As a result, they are well-positioned, even if the recovery remains tepid, to grow their businesses. We anticipate that the market will, as a result of overall economic improvement or company-specific events, recognize and reward these firms. Further, we believe any period of extended market volatility will revitalize investor interest in these steady, industry leading companies.

Pacific Advisors

  Large Cap Value Fund continued

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

	Equities	100.00%
1.	Consumer Staples	28.15%
2.	Information Technology	19.47%
3.	Industrials	14.20%
4.	Consumer Discretionary	12.82%
5.	Financials	10.78%
6.	Health Care	9.78%
7.	Energy	4.80%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Large Cap Value Fund for the period January 1, 2001 through December 31, 2010 with the same investment in the S&P 500 Index2 and the Russell 1000 Index3.

Effective December 29, 2010, the Russell 1000 Index will no longer be used as a performance benchmark for the Fund and the S&P 500 Index will serve as the only benchmark for the Fund. The S&P 500 Index more accurately reflects the stocks in which the Fund seeks to invest.

Average Annual Compounded Returns as of December 31, 2010

	Class A	Class C
One Year	1.58%	6.12%
Five Year	– 0.18%	0.25%
Ten Year	– 1.49%	– 1.76%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $8,371, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Russell 1000 Stock Index is an unmanaged, weighted measure of the 1000 largest companies within the Russell 3000 Index.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Large Cap Value Fund Class A
Actual	$1,000.00	$1,136.70	$19.60
Hypothetical (5% return before expense)	$1,000.00	$1,006.86	$18.41
Large Cap Value Fund Class C
Actual	$1,000.00	$1,134.10	$23.51
Hypothetical (5% return before expense)	$1,000.00	$1,003.18	$22.06

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.64% for Class A shares and 4.37% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the period ended December 31, 2010		For the fiscal year ended December 31, 2009
Class A	31.78%	Class A	3.69%
Class C	30.57%	Class C	4.47%
Russell Midcap Index[2]	25.47%
S&P 500 Index[3]	15.06%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2011

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund enjoyed a remarkable 2010; Class A shares returned 31.78% beating the Russell Midcap benchmark by 631 basis points. The Fund's focus on holdings in cyclical sectors, including Industrials, Energy, and Consumer Discretionary, drove performance. These areas, which accounted for more than 80% of the portfolio, experienced significant gains as investor confidence in a sustainable economic recovery began to take hold. Moreover, portfolio holdings outperformed those of the benchmark, compounding the impact of favorable sector allocation with superior stock selection.

A broad rebound in industrial activity led to share gains across the Fund's Industrials holdings. For example, the rapid growth in economies, such as China, India and Brazil, contributed to a global boom in commodity demand. Mining equipment manufacturers, including Joy Global and Bucyrus, were among the first to take advantage of this trend. In fact, the Fund profited when, in November, Caterpillar acquired Bucyrus at a 32% premium to its stock price. Similarly, renewed capital spending led to a resurgence in industrial construction and maintenance activity which, in turn, led to strong gains for KBR and Chicago Bridge & Iron.

1  The Russell Midcap Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000 Index based on a combination of their market cap and current index membership.

2  Effective December 29, 2010, the Russell Midcap Index replaced the S&P 500 Index as the performance benchmark for the Fund. The Russell Midcap Index more accurately reflects the mid-cap stocks in which the Fund seeks to invest. It is not possible to invest directly in either index.

3  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

The Energy sector also profited as oil prices stabilized above the generally accepted industry break-even level of $65 per barrel. Lufkin Industries, which manufactures oil and gas pumping units, was well positioned for the recovery in production activity. Similarly, a rebound in exploration activity resulted in strong performance for Ion Geophysical. The company's' seismic data acquisition equipment analyzes geological formations, a critical tool as major oil fields become increasingly difficult to find. Ion's partnership with the largest seismic contractor in China further strengthens its prospects.

Consumer Discretionary holdings also delivered strong performance. The recovery in consumer spending benefited apparel companies. We are specifically encouraged by the well-positioned growth strategies developing at leading brands. For example, Phillips-Van Heusen is utilizing its brand licensing strategy with designers Calvin Klein and Tommy Hilfiger to access rapidly growing international markets; and K-Swiss expanded into the high performance running and triathlon footwear markets. Its most demanding critics, i.e., athletes, widely praised these offerings.

Fund Strategy

The Fund remains well positioned to take advantage of a continuing global economic recovery. Overweight positions in the Industrials, Energy and Consumer Discretionary sectors, as well as an underweight position in the Utilities, Consumer Staples, and Health Care sectors, underscore this expectation. Active investing in these areas has resulted in higher volatility in the Fund. These broad price changes, however, also provided opportunities to buy and sell securities at attractive prices. We believe that opportunistic shareholders seeking long-term capital appreciation are willing to withstand short-term volatility. We anticipate that these areas will continue to offer the best long-term prospects while we also recognize that the Fund's volatility may remain somewhat elevated.

The Fund's recent name change reflects its focus on mid-cap stocks. Mid-sized companies offer unique investment opportunities. They enjoy the size and scale of larger corporations along with the nimbleness and flexibility of smaller businesses. For example, Chicago Bridge & Iron is benefiting from strong worldwide growth of energy infrastructure; Genesee & Wyoming's recent acquisition of an Australian railroad promises to yield significant returns as the country rapidly develops its natural resources; and Tidewater's industry leading fleet of offshore drilling supply vessels is poised to gain from the significant growth of international offshore drilling as well as the heightened service intensity required in these oil fields.

During the final six months of the year, the Fund sold its position in Bucyrus International following its announced acquisition by Caterpillar. We believed that, with the stock price approximating the deal value, selling the shares to redeploy the proceeds was prudent. We also sold CH Robinson, a leading transportation broker, which enjoyed significant profits during the economic downturn. Its defensive business model made it an ideal holding through the worst of the market upheaval. The stock approached our price target as the economic recovery gained steam; consequently, we sold this position and used the profits to add to the Fund's more cyclical holdings.

Looking Ahead

We anticipate maintaining the Fund's focus in cyclical holdings which we believe continue to offer the most promising opportunities. Several examples include: Cathay Bancorp, a leading ethnic Chinese community bank that stands to benefit from closer ties between the U.S. and China; Copart, whose auto resale business with its online auction network continues to gain market share; and truck manufacturer Navistar. Demand for replacement engines and vehicles due to rising emission standards as well as deferred fleet replacement should result in increased orders.

Energy continues to be a meaningful area of investment for the Fund. The outlook for global energy demand favors continued utilization of the world's constricted supply of natural resources. This long-term trend should support increased service activity as the industry requires higher technology to explore, develop, and produce oil and natural gas resources. Companies likely to profit include Ion Geophysical,

Pacific Advisors

  Mid Cap Value Fund continued

Lufkin Industries, Mitcham Industries, and Tidewater. Meanwhile, coal is often disregarded in the discussion of global energy trends. Its relative abundance and low cost, however, make it an ideal fuel source for developing economies such as China and India. Infrastructure projects in these countries also require enormous amounts of steel which should continue to support demand for coal imports which should, in turn, contribute to the profitability of companies such as Arch Coal.

For 2011, the Consumer Discretionary sector also looks promising. Fund holdings in this area include Penske Automotive Group, an auto dealership group, and Gamestop, a video game retailer. We believe auto sales will continue to rebound as the average age of vehicles on the road far exceeds historical levels. Meanwhile, with video game industry receipts now exceeding those of the movie industry, we like Gamestop's position as the box office of choice for avid gamers.

While mid-cap stocks rebounded in 2010, we believe the outlook for this asset class remains strong. We continue to find attractive opportunities in the mid-cap area and believe these companies offer long-term investors a compelling combination of value and price appreciation. During the past year, strongly positioned companies began to shift their focus from recovery to growth. Many of these companies made strategic acquisitions, capital investments and gained market share at the expense of weaker competitors. As the economy continues to improve, the impact of these growth initiatives should provide meaningful appreciation potential.

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	40.00%
2.	Energy	31.39%
3.	Consumer Discretionary	14.81%
4.	Materials	5.95%
5.	Financials	4.99%
6.	Consumer Staples	2.86%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Mid Cap Value Fund for the period April 1, 2002 through December 31, 2010 with the same investment in the S&P 500 Index2 and the Russell Midcap Index3.

Effective December 29, 2010, the Russell Midcap Index has replaced the S&P 500 Index as the performance benchmark for the Fund. The Russell Midcap Index more accurately reflects the mid-cap stocks in which the Fund seeks to invest.

Average Annual Compounded Returns as of December 31, 2010

	Class A	Class C
One Year	24.14%	29.57%
Five Year	0.06%	0.38%
Since Inception	3.35%	3.23%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $13,211, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Russell Mid Cap Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000 Index based on a combination of their market cap and current index membership.

Pacific Advisors

  Mid Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Mid Cap Value Fund Class A
Actual	$1,000.00	$1,394.00	$26.25
Hypothetical (5% return before expense)	$1,000.00	$1,003.28	$21.96
Mid Cap Value Fund Class C
Actual	$1,000.00	$1,388.60	$29.38
Hypothetical (5% return before expense)	$1,000.00	$1,000.60	$24.61

3  Expenses are equal to the Fund's annualized expense ratio of 4.35% for Class A shares and 4.88% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies (i.e., with market caps of
Strategy:  up to $2 billion at the time of purchase). Generally invests a significant proportion of its assets in companies with market caps under $500 million at the time of purchase, which are often referred to as "micro-cap stocks."

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2010		For the fiscal year ended December 31, 2009
Class A	20.14%	Class A	2.49%
Class C	19.20%	Class C	3.24%
Class I	20.40%	Class I	2.24%
Russell 2000 Index[1]	26.85%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2010.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2011

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund delivered strong returns in 2010 with Class A shares gaining 20.14%. Active positioning towards recovery sectors contributed significantly to performance; nearly two-thirds of the Fund's holdings were in cyclical sectors: Industrials, Energy, Consumer Discretionary, and Materials. Likewise, comparative underweighting in defensive sectors such as Health Care and Utilities also benefited the Fund. The Fund's performance trailed that of its benchmark primarily due to underperformance among certain Industrials and Energy holdings.

As evidence of a sustainable economic recovery mounted, the Fund's recovery-oriented positions gained significantly. Renewed industrial activity benefited companies such as DXP Enterprises, Furmanite, and Team while resurgent energy markets boosted Boots & Coots, Mitcham Industries, and North American Energy Partners. Additionally, a rebound in consumer spending, specifically automotive sales, aided Amerigon and Sonic Automotive; booming commodity markets fueled growth at Darling International and Omega Protein.

Company-specific developments also impacted stock prices. Pawnshop and payday lenders EZCORP and First Cash Financial Services continued to benefit from tight lending conditions and record gold prices. These companies continue to grow rapidly in overseas markets including Canada, Mexico, Australia, and the

1  The Russell 2000 Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

Pacific Advisors

  Small Cap Value Fund continued

UK. Mobile Mini used the economic downturn to acquire its chief competitor and expand into new markets. The company further stands to profit from improving prospects for construction-related activity.

Fund Strategy

The Fund remained positioned to participate in the economic recovery with its holdings in the cyclical sectors discussed above. These areas typically exhibit higher volatility; while often disconcerting, broad price changes create opportunities to strategically invest in strong companies at attractive prices. The volatility in these sectors is reflected in the Fund's above average one-year beta2 of 1.39 (versus the S&P 500 Index3). We believe that shareholders seeking long-term capital appreciation are willing to withstand short-term price movements to benefit from this opportunistic investing. We anticipate that these areas will continue to offer the best long-term opportunities while we also recognize that the Fund's volatility may remain somewhat elevated.

As the portfolio was well-positioned for recovery, we added no new positions during the final six months of the year. The Fund did add significantly to its position in Conns during a market pullback. Importantly, the company restructured its credit card financing in advance of the holiday shopping season through the issuance of a shareholder rights offering. We exited one position, Omega Protein, which owns and operates fisheries in the Gulf of Mexico. We believed the company's future prospects, despite its leading market position, were difficult to ascertain. In addition, we trimmed other positions as they grew significantly or approached our internal price targets.

We believe a strategy of focusing on the merits of individual companies provides an anchor for investors during periods of market duress. In fact, it provides the means to take advantage of market volatility to buy and sell at attractive prices. Our decision to add to the Conns' position is a recent example of utilizing market dislocation to our advantage. Investors reactively sold shares upon the company's announcement of the debt refinancing and rights offering. Notwithstanding this sentiment, our extensive knowledge of the company and its management team provided important insights that enabled us to see beyond the near-term to invest for the long-term. These situations occur, particularly among small cap stocks, with some regularity; they offer an important source of performance returns over time.

As a result of the Fund's concentrated, long-term investment strategy and focus on leading companies, it typically has low portfolio turnover. Existing holdings continue to offer compelling investment opportunities. For example, Amerigon's popular cooling and heating devices for automotive seats should benefit from market share gains and a rebound in new car sales; Darling International is developing a biodiesel plant with an oil company that should provide an important end market for its food industry recycling businesses. Additionally, Mitcham Industries is benefiting from the rapid expansion in global energy exploration; its seismic data acquisition equipment is a critical component of resource field mapping. Similarly, Parker Drilling expects to see improved demand for its specialty drilling services as oil companies ratchet up their capital spending.

During the second half of the year, several Fund holdings encountered challenges; but, importantly, these related primarily to investor sentiment rather than to underlying company fundamentals. Orion Marine Group sold off after management lowered its revenue outlook for the fourth quarter. Prospects for the marine infrastructure company, however, remain robust as a result of long-term demand driven by the widening of the Panama Canal and port expansions for the cruise industry. Premiere Global Services sold its non-core businesses to focus on its web-based conferencing solution, iMeet, which has garnered significant praise among its Fortune 500 clientele. Nevertheless, the stock price, impacted by investor uncertainty about the transition, sold off. We believe that, in each case, the stock price will recover as the company's growth strategy develops.

2   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3   The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. It is not possible to invest directly in the Index.

Looking Ahead

We are confident that the domestic economy is finally in a sustainable growth trend even though the pace of this recovery has been slower than those following prior recessions. In past recession recoveries, "rising tide" rebounds buoyed even marginal companies. In contrast, today's more tepid recovery will likely result in continued attrition among weaker competitors, and further consolidation of market advances by industry leading companies.

Notable challenges remain including rising food and fuel prices which threaten to disrupt economic growth in emerging countries; ongoing sovereign debt issues in Europe; and federal, state and local budget crises across America. These challenges will have varying effects on individual companies and may even create opportunities for some. For example, America Service Group expects to see new contract opportunities for its prison healthcare services as a result of strained state and local finances. Similarly, reduced reimbursements for certain medical devices are expected to increase demand for Rochester Medical's products.

We believe many companies are only in the early stages of their growth initiatives; consequently, the Fund's significant allocation to cyclical stocks should continue to provide an important advantage. We are encouraged by business expansion and growing demand for consumer products. Accordingly, we anticipate new investments will increasingly focus on companies that will expand operations as the economic cycle moves forward.

We further expect to add consumer-oriented companies in areas such as Restaurants, Apparel, and Retailers. During economic recoveries, consumers often require more certainty about the near-term outlook than businesses; consequently, their spending typically lags. As a result, we anticipate consumer categories will echo the corporate rebound of 2010 and show broader strength in 2011. While the markets have made significant strides since the Great Recession, much of the progress has been a recovery to pre-recession levels. For many companies, growth opportunities are only now beginning to emerge.

Pacific Advisors

  Small Cap Value Fund continued

Portfolio Holdings as of 12/31/10 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	39.76%
2.	Energy	16.90%
3.	Financials	16.24%
4.	Consumer Discretionary	11.04%
5.	Health Care	7.31%
6.	Consumer Staples	3.33%
7.	Telecommunication Services	2.92%
8.	Materials	2.50%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Value Fund for the period January 1, 2001 through December 31, 2010 with the same investment in the Russell 2000 Index2.

Average Annual Compounded Returns as of December 31, 2010

	Class A	Class C	Class I
One Year	13.22%	18.20%	20.40%
Five Year	4.69%	5.06%	NA
Ten Year	10.80%	10.35%	NA
Since Inception	9.25%	4.86%	2.47%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $26,762, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. From inception through December 31, 2010, a $10,000 investment in Class I shares would have been valued at $11,070, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000 Stock Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000 Index.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expense Paid During Period 07/01/10 – 12/31/10
Small Cap Value Fund Class A
Actual	$1,000.00	$1,275.40	$15.26
Hypothetical (5% return before expense)	$1,000.00	$1,011.80	$13.49
Small Cap Value Fund Class C
Actual	$1,000.00	$1,270.30	$19.46
Hypothetical (5% return before expense)	$1,000.00	$1,008.07	$17.21
Small Cap Value Fund Class I
Actual	$1,000.00	$1,276.60	$14.35
Hypothetical (5% return before expense)	$1,000.00	$1,012.60	$12.68

3  Expenses are equal to the Fund's annualized expense ratio of 2.66% for Class A shares, 3.40% for Class C shares and 2.50% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.87
HOTELS, RESTAURANTS & LEISURE
1,000	MCDONALD'S CORP.	76,760
		76,760	1.87
CONSUMER STAPLES			1.53
HOUSEHOLD PRODUCTS
1,000	KIMBERLY-CLARK CORP.	63,040
		63,040	1.53
ENERGY			2.22
OIL, GAS & CONSUMABLE FUELS
1,000	CHEVRON CORP.	91,250
		91,250	2.22
INFORMATION TECHNOLOGY			1.70
SOFTWARE
2,500	MICROSOFT CORP.	69,800
		69,800	1.70
TELECOMMUNICATION SERVICES			1.79
DIVERSIFIED TELECOM. SERVICES
2,500	AT&T INC.	73,450
		73,450	1.79
UTILITIES			3.24
ELECTRIC UTILITIES
1,000	PPL CORP.	26,320
1,500	SOUTHERN CO.	57,345
		83,665	2.03
MULTI-UTILITIES
1,000	CONSOLIDATED EDISON INC.	49,570
		49,570	1.20
TOTAL COMMON STOCK (Cost: $459,606)		507,535	12.34
US GOVERNMENT SECURITIES
US GOVERNMENT AGENCY			80.86
US GOVERNMENT AGENCY
200,000	FEDERAL HOME LN MTG CORP. 3.80% 03/09/16	201,173
90,000	FEDERAL HOME LN MTG CORP. 1.50% 07/15/16 STEP	90,075
100,000	FEDERAL HOME LOAN BANK 1.70% 03/19/14 STEP	101,583
100,000	FEDERAL HOME LOAN BANK 1.00% 06/30/14 STEP	100,335

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
US GOVERNMENT SECURITIES continued
100,000	FEDERAL HOME LOAN BANK 2.00% 07/17/14 STEP	101,980
100,000	FEDERAL HOME LOAN BANK 2.52% 09/02/14	100,424
300,000	FEDERAL HOME LOAN BANK 1.25% 09/29/15 STEP	297,997
125,000	FEDERAL HOME LOAN BANK 1.875% 10/19/15	121,724
100,000	FEDERAL HOME LOAN BANK 2.05% 04/14/16	97,002
270,000	FEDERAL HOME LOAN BANK 5.25% 12/05/16	280,892
150,000	FEDERAL HOME LOAN BANK 4.00% 12/29/17	153,189
425,000	FEDERAL HOME LOAN BANK 4.50% 02/15/18	427,017
100,000	FEDERAL HOME LOAN BANK 2.00% 12/28/18 STEP	100,081
290,000	FEDERAL HOME LOAN BANK 5.875% 07/14/23	297,262
50,000	FEDERAL NATL MTG ASSOC. 2.00% 03/10/16	49,029
600,000	FEDERAL NATL MTG ASSOC. 2.00% 10/28/19 STEP	606,881
100,000	FEDERAL NATL MTG ASSOC. 2.00% 06/16/20 STEP	100,604
100,000	FEDERAL NATL MTG ASSOC. 2.25% 03/17/25 STEP	100,064
		3,327,310	80.86
TOTAL US GOVERNMENT SECURITIES (Cost: $3,329,623)		3,327,310	80.86
PREFERRED STOCK
FINANCIALS			4.70
CAPITAL MARKETS
2,000	DEUTSCHE BANK 7.35% PFD	50,300
		50,300	1.22
COMMERCIAL BANKS
4,000	BARCLAYS BANK PLC 6.625% PFD	93,320
2,000	BARCLAYS BANK PLC 7.10% PFD	49,860
		143,180	3.48
TOTAL PREFERRED STOCK (Cost: $200,000)		193,480	4.70
SHORT TERM INVESTMENTS
MONEY MARKET			1.12
46,065	UMB MONEY MARKET FIDUCIARY	46,065
		46,065	1.12
TOTAL SHORT TERM INVESTMENTS (Cost: $46,065)		46,065	1.12
TOTAL INVESTMENTS IN SECURITIES (Cost: $4,035,294)		4,074,390	99.02
OTHER ASSETS LESS LIABILITIES		40,285	0.98
TOTAL NET ASSETS		4,114,675	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			8.03
DISTRIBUTORS
2,000	GENUINE PARTS CO.	102,680
		102,680	1.18
HOTELS, RESTAURANTS & LEISURE
2,500	MCDONALD'S CORP.	191,900
		191,900	2.21
LEISURE EQUIPMENT & PRODUCTS
7,000	MATTEL INC.	178,010
		178,010	2.05
SPECIALTY RETAIL
2,500	BEST BUY CO. INC.	85,725
4,000	HOME DEPOT INC.	140,240
		225,965	2.60
CONSUMER STAPLES			6.17
FOOD & STAPLES RETAILING
4,000	SYSCO CORP.	117,600
2,500	WAL-MART STORES INC.	134,825
		252,425	2.90
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	160,825
		160,825	1.85
TOBACCO
5,000	ALTRIA GROUP INC.	123,100
		123,100	1.42
ENERGY			1.74
OIL, GAS & CONSUMABLE FUELS
1,500	CONOCOPHILLIPS	102,150
500	OCCIDENTAL PETROLEUM CORP.	49,050
		151,200	1.74
FINANCIALS			0.61
DIVERSIFIED FINANCIAL SERVICES
4,000	BANK OF AMERICA CORP.	53,360
		53,360	0.61

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			5.83
PHARMACEUTICALS
2,500	ABBOTT LABORATORIES	119,775
4,000	JOHNSON & JOHNSON	247,400
8,000	PFIZER INC.	140,080
		507,255	5.83
INDUSTRIALS			4.99
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	106,320
		106,320	1.22
AIR FREIGHT & LOGISTICS
2,000	UNITED PARCEL SERVICE INC. B	145,160
		145,160	1.67
INDUSTRIAL CONGLOMERATES
10,000	GENERAL ELECTRIC CO.	182,900
		182,900	2.10
INFORMATION TECHNOLOGY			4.09
COMMUNICATIONS EQUIPMENT
7,500	NOKIA CORP. ADR A	77,400
		77,400	0.89
IT SERVICES
3,000	AUTOMATIC DATA PROCESSING INC.	138,840
		138,840	1.60
SOFTWARE
5,000	MICROSOFT CORP.	139,600
		139,600	1.61
MATERIALS			1.72
CHEMICALS
3,000	DUPONT DE NEMOURS & CO.	149,640
		149,640	1.72
TELECOMMUNICATION SERVICES			4.10
DIVERSIFIED TELECOM. SERVICES
5,000	AT&T INC.	146,900
1,320	FRONTIER COMMUNICATIONS CORP.	12,844
5,500	VERIZON COMMUNICATIONS INC.	196,790
		356,534	4.10

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			3.35
ELECTRIC UTILITIES
4,000	DUKE ENERGY CORP.	71,240
		71,240	0.82
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	85,440
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	63,620
3,000	XCEL ENERGY INC.	70,650
		219,710	2.53
TOTAL COMMON STOCK (Cost: $3,376,001)		3,534,064	40.64
CORPORATE BOND
CONSUMER DISCRETIONARY			10.43
HOTELS, RESTAURANTS & LEISURE
50,000	MARRIOTT INT'L 5.625% 02/15/13	53,624
		53,624	0.62
HOUSEHOLD DURABLES
100,000	WHIRLPOOL CORP. 6.50% 06/15/16	110,274
		110,274	1.27
LEISURE EQUIPMENT & PRODUCTS
50,000	EQUIFAX INC. 6.30% 07/01/17	54,428
		54,428	0.63
MEDIA
50,000	DIRECTV HOLDINGS 6.375% 06/15/15	51,688
		51,688	0.59
MULTILINE RETAIL
35,000	NORDSTROM INC. 6.75% 06/01/14	39,667
281,000	TARGET CORP. 8.60% 01/15/12	300,048
		339,716	3.91
SPECIALTY RETAIL
100,000	AUTOZONE INC. 5.50% 11/15/15	108,767
100,000	HOME DEPOT INC. 5.20% 03/01/11	100,727
80,000	STAPLES INC. 7.375% 10/01/12	87,629
		297,122	3.42
CONSUMER STAPLES			0.90
TOBACCO
75,000	ALTRIA GROUP INC. 4.125% 09/11/15	78,418
		78,418	0.90

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
ENERGY			2.37
OIL, GAS & CONSUMABLE FUELS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	154,480
50,000	VALERO ENERGY CORP. 4.50% 02/01/15	52,002
		206,483	2.37
FINANCIALS			15.54
CAPITAL MARKETS
50,000	CHARLES SCHWAB CORP. 6.375% 09/01/17	56,424
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	101,781
		158,205	1.82
CONSUMER FINANCE
300,000	AIG 6.00% 11/15/14	252,521
200,000	AMERICAN EXPRESS CO. 7.30% 08/20/13	225,372
106,000	HSBC 3.55% 11/10/13 FLOAT	108,065
		585,958	6.74
DIVERSIFIED FINANCIAL SERVICES
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	400,838
150,000	GENERAL ELECTRIC CAP 5.50% 09/30/16 STEP	150,784
		551,622	6.34
REAL ESTATE INVESTMENT TRUSTS
50,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	55,305
		55,305	0.64
HEALTH CARE			0.57
HEALTH CARE PROVIDERS & SERVICES
46,000	WELLPOINT INC. 5.00% 12/15/14	49,908
		49,908	0.57
INDUSTRIALS			3.23
AIRLINES
50,000	SOUTHWEST AIRLINES CO. 5.25% 10/01/14	52,587
		52,587	0.60
MACHINERY
115,000	JOY GLOBAL INC. 6.00% 11/15/16	124,580
		124,580	1.43
TRADING COMPANIES & DISTRIBUTORS
100,000	GATX FINANCIAL CORP. 5.50% 02/15/12	103,558
		103,558	1.19

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INFORMATION TECHNOLOGY			2.82
COMPUTERS & PERIPHERALS
50,000	DELL INC. 5.65% 04/15/18	54,759
		54,759	0.63
ELECTRONIC EQUIPMENT & INSTRUMENTS
80,000	CORNING INC. 7.53% 03/01/23	87,130
50,000	INGRAM MICRO INC. 5.25% 09/01/17	50,599
		137,729	1.58
OFFICE ELECTRONICS
50,000	XEROX CORP. 5.50% 05/15/12	52,811
		52,811	0.61
MATERIALS			4.89
CHEMICALS
50,000	DOW CHEMICAL CO. 5.00% 06/15/13	50,384
50,000	DOW CHEMICAL CO. 5.90% 09/15/15	50,233
		100,616	1.16
CONTAINERS & PACKAGING
25,000	PACKAGING CORP. OF AMERICA 5.75% 08/01/13	26,810
		26,810	0.31
METALS & MINING
50,000	ARCELORMITTAL USA INC. 6.50% 04/15/14	54,485
50,000	COMMERCIAL METALS CO. 7.35% 08/15/18	50,871
50,000	FREEPORT-MCMORAN C&G INC. 8.25% 04/01/15	52,688
50,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	55,313
80,000	RELIANCE STEEL & ALUMINUM 6.20% 11/15/16	84,355
		297,711	3.42
TELECOMMUNICATION SERVICES			6.17
DIVERSIFIED TELECOM. SERVICES
100,000	AT&T CORP. 7.30% 11/15/11	105,639
247,981	BELLSOUTH TELECOM. 6.30% 12/15/15	267,093
53,000	VERIZON 6.50% 09/15/11	55,061
100,000	VERIZON FLORIDA 6.125% 01/15/13	108,480
		536,273	6.17
UTILITIES			3.38
ELECTRIC UTILITIES
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	233,026
		233,026	2.68

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
MULTI-UTILITIES
55,000	CONSUMERS ENERGY CO. 6.00% 02/15/14	60,933
		60,933	0.70
TOTAL CORPORATE BOND (Cost: $4,224,931)		4,374,144	50.30
US GOVERNMENT SECURITIES
US GOVERNMENT AGENCY			1.18
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	102,902
		102,902	1.18
TOTAL US GOVERNMENT SECURITIES (Cost: $100,000)		102,902	1.18
PREFERRED STOCK
FINANCIALS			5.40
CAPITAL MARKETS
3,000	DEUTSCHE BANK 6.625% PFD	69,060
		69,060	0.79
COMMERCIAL BANKS
2,000	BARCLAYS BANK PLC 6.625% PFD	46,660
2,000	BARCLAYS BANK PLC 7.10% PFD	49,860
4,000	HSBC HOLDINGS PLC 6.20% PFD A	91,600
		188,120	2.16
DIVERSIFIED FINANCIAL SERVICES
2,000	BANK OF AMERICA 7.25% PFD	49,440
2,000	BANK OF AMERICA 6.375% PFD	43,980
2,000	MERRILL LYNCH 6.45% PFD	44,400
		137,820	1.58
INSURANCE
3,000	METLIFE INC. 6.50% PFD	74,400
		74,400	0.86
UTILITIES			0.59
ELECTRIC UTILITIES
2,000	NEXTERA ENERGY CAPITAL 6.60% PFD A	51,220
		51,220	0.59
TOTAL PREFERRED STOCK (Cost: $550,000)		520,620	5.99

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
SHORT TERM INVESTMENTS
MONEY MARKET			1.35
117,410	UMB MONEY MARKET FIDUCIARY	117,410
		117,410	1.35
TOTAL SHORT TERM INVESTMENTS (Cost: $117,410)		117,410	1.35
TOTAL INVESTMENT IN SECURITIES (Cost: $8,368,342)		8,649,140	99.46
OTHER ASSETS LESS LIABILITIES		47,167	0.54
TOTAL NET ASSETS		8,696,307	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			4.38
HOTELS, RESTAURANTS & LEISURE
8,000	MCDONALD'S CORP.	614,080
		614,080	2.81
SPECIALTY RETAIL
10,000	BEST BUY CO. INC.	342,900
		342,900	1.57
CONSUMER STAPLES			13.00
BEVERAGES
10,000	COCA-COLA CO.	657,700
		657,700	3.01
FOOD & STAPLES RETAILING
18,000	CVS CAREMARK CORP.	625,860
10,000	WAL-MART STORES INC.	539,300
		1,165,160	5.34
FOOD PRODUCTS
5,000	CAMPBELL SOUP CO.	173,750
3,000	J.M. SMUCKER CO.	196,950
		370,700	1.70
HOUSEHOLD PRODUCTS
10,000	PROCTER & GAMBLE CO.	643,300
		643,300	2.95
ENERGY			10.45
ENERGY EQUIPMENT & SERVICES
15,000	HALLIBURTON CO.	612,450
10,000	NATIONAL OILWELL VARCO INC.	672,500
		1,284,950	5.89
OIL, GAS & CONSUMABLE FUELS
9,000	CONOCOPHILLIPS	612,900
10,000	SUNCOR ENERGY INC.	382,900
		995,800	4.56
FINANCIALS			8.13
CONSUMER FINANCE
12,500	AMERICAN EXPRESS CO.	536,500
		536,500	2.46

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
15,000	JPMORGAN CHASE & CO.	636,300
		636,300	2.92
INSURANCE
5	BERKSHIRE HATHAWAY INC. A*	602,250
		602,250	2.76
HEALTH CARE			9.83
HEALTH CARE EQUIPMENT & SUPPLIES
5,000	BAXTER INT'L INC.	253,100
5,000	COVIDIEN PLC.	228,300
		481,400	2.21
PHARMACEUTICALS
7,000	ABBOTT LABORATORIES	335,370
10,000	JOHNSON & JOHNSON	618,500
10,000	MERCK & COMPANY INC.	360,400
20,000	PFIZER INC.	350,200
		1,664,470	7.63
INDUSTRIALS			13.32
AEROSPACE & DEFENSE
5,000	BOEING CO.	326,300
		326,300	1.50
AIR FREIGHT & LOGISTICS
9,000	UNITED PARCEL SERVICE INC. B	653,220
		653,220	2.99
INDUSTRIAL CONGLOMERATES
30,000	GENERAL ELECTRIC CO.	548,700
		548,700	2.51
MACHINERY
4,500	CATERPILLAR INC.	421,470
		421,470	1.93
ROAD & RAIL
8,000	CSX CORP.	516,880
7,000	NORFOLK SOUTHERN CORP.	439,740
		956,620	4.38

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			12.02
COMMUNICATIONS EQUIPMENT
40,000	NOKIA CORP. ADR A	412,800
		412,800	1.89
COMPUTERS & PERIPHERALS
12,500	HEWLETT-PACKARD CO.	526,250
4,300	INT'L BUSINESS MACHINES CORP.	631,068
		1,157,318	5.30
ELECTRONIC EQUIPMENT & INSTRUMENTS
22,000	CORNING INC.	425,040
		425,040	1.95
SOFTWARE
22,500	MICROSOFT CORP.	628,200
		628,200	2.88
UTILITIES			1.63
ELECTRIC UTILITIES
20,000	DUKE ENERGY CORP.	356,200
		356,200	1.63
TOTAL COMMON STOCK (Cost: $14,249,737)		15,881,378	72.77
CORPORATE BOND
CONSUMER DISCRETIONARY			4.56
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	120,619
		120,619	0.55
HOTELS, RESTAURANTS & LEISURE
100,000	MARRIOTT INT'L 5.625% 02/15/13	107,249
		107,249	0.49
HOUSEHOLD DURABLES
150,000	FORTUNE BRANDS INC. 6.375% 06/15/14	162,565
		162,565	0.74
MEDIA
126,000	TCI COMMUNICATIONS INC. 8.75% 08/01/15	155,092
		155,092	0.71
MULTILINE RETAIL
178,000	TARGET CORP. 8.60% 01/15/12	190,066
		190,066	0.87

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
SPECIALTY RETAIL
150,000	HOME DEPOT INC. 5.20% 03/01/11	151,091
100,000	STAPLES INC. 7.375% 10/01/12	109,536
		260,627	1.19
CONSUMER STAPLES			2.01
BEVERAGES
100,000	ANHEUSER-BUSCH COMPANIES INC. 4.95% 01/15/14	107,604
		107,604	0.49
PERSONAL PRODUCTS
150,000	ESTEE LAUDER INC. 5.55% 05/15/17	163,911
		163,911	0.75
TOBACCO
150,000	REYNOLDS AMERICA 6.75% 06/15/17	167,658
		167,658	0.77
FINANCIALS			13.37
CAPITAL MARKETS
150,000	CHARLES SCHWAB CORP. 6.375% 09/01/17	169,273
150,000	GOLDMAN SACHS GROUP 3.00% 12/22/17 STEP	148,585
161,000	MORGAN STANLEY 3.30% 07/01/14 FLOAT	160,314
		478,172	2.19
CONSUMER FINANCE
300,000	AIG 6.00% 10/15/14	254,200
450,000	AIG 6.00% 11/15/14	378,782
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	271,041
155,000	HOUSEHOLD FINANCE CO. 3.69% 09/15/13 FLOAT	156,876
		1,060,898	4.86
DIVERSIFIED FINANCIAL SERVICES
250,000	AIG 0.62% 07/11/11 FLOAT	246,013
300,000	GENERAL ELECTRIC CAP 5.50% 11/15/11	304,223
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	336,013
200,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	219,479
		1,105,728	5.07
REAL ESTATE INVESTMENT TRUSTS
100,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	110,609
150,000	SIMON PROPERTY GROUP INC. 5.25% 12/01/16	161,822
		272,431	1.25

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
HEALTH CARE			1.31
HEALTH CARE PROVIDERS & SERVICES
160,000	AMERISOURCEBERGEN CORP. 5.875% 09/15/15	176,447
100,000	WELLPOINT INC. 5.00% 12/15/14	108,495
		284,941	1.31
INFORMATION TECHNOLOGY			0.50
COMPUTERS & PERIPHERALS
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	109,537
		109,537	0.50
MATERIALS			2.46
CHEMICALS
105,000	ALBEMARLE CORP. 5.10% 02/01/15	112,222
		112,222	0.51
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	101,742
100,000	FREEPORT-MCMORAN C&G INC. 8.25% 04/01/15	105,375
100,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	110,625
100,000	RIO TINTO ALCAN INC. 5.20% 01/15/14	107,450
		425,192	1.95
UTILITIES			0.17
INDEPENDENT POWER PRODUCERS & TRADERS
33,999	RELIANT ENERGY MID ATL 9.237% 07/02/17	36,719
		36,719	0.17
TOTAL CORPORATE BOND (Cost: $5,268,440)		5,321,232	24.38
PREFERRED STOCK
FINANCIALS			3.57
COMMERCIAL BANKS
5,000	BARCLAYS BANK PLC 8.125% PFD	128,500
5,000	BARCLAYS BANK PLC 7.10% PFD	124,650
5,000	HSBC HOLDING PLC 8.125% PFD	134,150
10,000	WACHOVIA 7.85% PFD	263,500
		650,800	2.98

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2010

Shares or Principal amount	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
DIVERSIFIED FINANCIAL SERVICES
5,000	BANK OF AMERICA 8.20% PFD	127,500
		127,500	0.58
TOTAL PREFERRED STOCK (Cost: $750,000)		778,300	3.57
TOTAL INVESTMENT IN SECURITIES (Cost: $20,268,177)		21,980,910	100.72
OTHER ASSETS LESS LIABILITIES		(156,529)	(0.72)
TOTAL NET ASSETS		21,824,381	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			12.86
DISTRIBUTORS
1,000	GENUINE PARTS CO.	51,340
		51,340	1.61
HOTELS, RESTAURANTS & LEISURE
1,750	MCDONALD'S CORP.	134,330
		134,330	4.21
MEDIA
3,250	TIME WARNER INC.	104,553
		104,553	3.28
MULTILINE RETAIL
2,000	TARGET CORP.	120,260
		120,260	3.77
CONSUMER STAPLES			28.24
BEVERAGES
2,790	COCA-COLA CO.	183,498
		183,498	5.75
FOOD & STAPLES RETAILING
4,335	SYSCO CORP.	127,449
3,000	WAL-MART STORES INC.	161,790
		289,239	9.06
FOOD PRODUCTS
750	H.J. HEINZ CO.	37,095
2,700	KRAFT FOODS INC.	85,077
		122,172	3.83
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	160,825
2,300	THE CLOROX CO.	145,544
		306,369	9.60
ENERGY			4.81
OIL, GAS & CONSUMABLE FUELS
2,100	EXXON MOBIL CORP.	153,552
		153,552	4.81
FINANCIALS			10.81
DIVERSIFIED FINANCIAL SERVICES
620	JPMORGAN CHASE & CO.	26,300
		26,300	0.82

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INSURANCE
1,900	BERKSHIRE HATHAWAY INC. B*	152,209
3,750	METLIFE INC.	166,650
		318,859	9.99
HEALTH CARE			9.81
HEALTH CARE PROVIDERS & SERVICES
2,000	CARDINAL HEALTH INC.	76,620
		76,620	2.40
PHARMACEUTICALS
765	BRISTOL-MYERS SQUIBB CO.	20,257
1,000	ELI LILLY & CO.	35,040
2,500	JOHNSON & JOHNSON	154,625
400	MERCK & COMPANY INC.	14,416
700	PFIZER INC.	12,257
		236,595	7.41
INDUSTRIALS			14.24
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	106,320
		106,320	3.33
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	93,010
1,200	UNITED PARCEL SERVICE INC. B	87,096
		180,106	5.64
INDUSTRIAL CONGLOMERATES
9,200	GENERAL ELECTRIC CO.	168,268
		168,268	5.27
INFORMATION TECHNOLOGY			19.53
COMMUNICATIONS EQUIPMENT
1,015	CISCO SYSTEMS INC.*	20,533
		20,533	0.64
COMPUTERS & PERIPHERALS
485	APPLE INC.*	156,442
1,135	INT'L BUSINESS MACHINES CORP.	166,573
		323,014	10.12
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	117,768
		117,768	3.69

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SOFTWARE
5,800	MICROSOFT CORP.	161,936
		161,936	5.07
TOTAL COMMON STOCK (Cost: $2,937,964)		3,201,633	100.30
TOTAL INVESTMENT IN SECURITIES (Cost: $2,937,964)		3,201,633	100.30
OTHER ASSETS LESS LIABILITIES		(9,636)	(0.30)
TOTAL NET ASSETS		3,191,997	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			14.98
SPECIALTY RETAIL
8,300	GAMESTOP CORP. A*	189,904
13,700	PENSKE AUTOMOTIVE GROUP INC.*	238,654
		428,558	7.85
TEXTILES, APPAREL & LUXURY GOODS
13,000	K-SWISS INC.*	162,110
3,600	PHILLIPS-VAN HEUSEN CORP.	226,836
		388,946	7.13
CONSUMER STAPLES			2.90
BEVERAGES
4,500	DR PEPPER SNAPPLE GROUP INC.	158,220
		158,220	2.90
ENERGY			31.77
ENERGY EQUIPMENT & SERVICES
34,000	ION GEOPHYSICAL CORP.*	288,320
4,200	LUFKIN INDUSTRIES INC.	262,038
15,000	MITCHAM INDUSTRIES INC.*	173,250
4,600	TIDEWATER INC.	247,664
		971,272	17.80
OIL, GAS & CONSUMABLE FUELS
1,000	APACHE CORP.	119,230
8,000	ARCH COAL INC.	280,480
8,000	CHESAPEAKE ENERGY CORP.	207,280
1,700	CHEVRON CORP.	155,125
		762,115	13.97
FINANCIALS			5.05
COMMERCIAL BANKS
16,500	CATHAY GENERAL BANCORP	275,550
		275,550	5.05
INDUSTRIALS			40.48
COMMERCIAL SERVICES & SUPPLIES
5,400	COPART INC.*	201,690
		201,690	3.70

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSTRUCTION & ENGINEERING
8,000	CHICAGO BRIDGE & IRON CO. NV*	263,200
7,000	KBR INC.	213,290
		476,490	8.73
MACHINERY
5,000	GRACO INC.	197,250
2,300	JOY GLOBAL INC.	199,525
3,400	NAVISTAR INT'L CORP.*	196,894
		593,669	10.88
MARINE
14,000	DRYSHIPS INC.*	77,000
		77,000	1.41
ROAD & RAIL
4,800	GENESEE & WYOMING INC.*	254,160
4,000	KANSAS CITY SOUTHERN*	191,440
5,100	LANDSTAR SYSTEM INC.	208,794
9,600	MARTEN TRANSPORT LTD.	205,248
		859,642	15.76
MATERIALS			6.02
CHEMICALS
6,300	H.B. FULLER CO.	129,276
		129,276	2.37
METALS & MINING
12,000	COMMERCIAL METALS CO.	199,080
		199,080	3.65
TOTAL COMMON STOCK (Cost: $4,952,415)		5,521,508	101.20
TOTAL INVESTMENT IN SECURITIES (Cost: $4,952,415)		5,521,508	101.20
OTHER ASSETS LESS LIABILITIES		(65,261)	(1.20)
TOTAL NET ASSETS		5,456,247	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			11.61
AUTO COMPONENTS
275,000	AMERIGON INC.*	2,992,000
		2,992,000	2.87
SPECIALTY RETAIL
894,922	CONNS INC.*	4,188,235
371,000	SONIC AUTOMOTIVE INC.*	4,912,040
		9,100,275	8.73
CONSUMER STAPLES			3.51
FOOD PRODUCTS
275,000	DARLING INT'L INC.*	3,652,000
		3,652,000	3.51
ENERGY			17.78
ENERGY EQUIPMENT & SERVICES
85,000	HORNBECK OFFSHORE SERVICES INC.*	1,774,800
340,000	MATRIX SERVICE CO.*	4,141,200
445,000	MITCHAM INDUSTRIES INC.*	5,139,750
150,000	NATURAL GAS SERVICES GROUP*	2,836,500
85,000	NORTH AMERICAN ENERGY PARTNERS INC.*	1,042,100
665,000	PARKER DRILLING CO.*	3,039,050
		17,973,400	17.25
OIL, GAS & CONSUMABLE FUELS
455,000	INFINITY ENERGY RESOURCES INC.*	386,750
44,275	POSTROCK ENERGY CORP.*	161,161
		547,911	0.53
FINANCIALS			17.08
COMMERCIAL BANKS
267,000	EAST WEST BANCORP INC.	5,219,850
290,000	NARA BANCORP INC.*	2,847,800
370,000	WILSHIRE BANCORP INC.	2,819,400
		10,887,050	10.45
CONSUMER FINANCE
184,000	EZCORP INC. A*	4,991,920
62,000	FIRST CASH FINANCIAL SERVICES INC.*	1,921,380
		6,913,300	6.64

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			7.69
HEALTH CARE PROVIDERS & SERVICES
330,000	AMERICA SERVICE GROUP INC.	4,996,200
271,596	ROCHESTER MEDICAL CORP.*	2,965,829
197,800	UNITED AMERICAN HEALTHCARE CORP.*	53,406
		8,015,435	7.69
INDUSTRIALS			41.81
COMMERCIAL SERVICES & SUPPLIES
240,000	MOBILE MINI INC.*	4,725,600
194,000	TEAM INC.*	4,694,800
170,000	US ECOLOGY INC.	2,954,600
		12,375,000	11.88
CONSTRUCTION & ENGINEERING
545,000	FURMANITE CORP.*	3,765,950
249,000	ORION MARINE GROUP INC.*	2,888,400
		6,654,350	6.39
MARINE
100,000	KIRBY CORP.*	4,405,000
		4,405,000	4.23
ROAD & RAIL
101,600	FROZEN FOOD EXPRESS INDUSTRIES INC.*	451,104
310,207	SAIA INC.*	5,146,334
415,000	VITRAN CORPORATION INC.*	5,444,800
		11,042,238	10.60
TRADING COMPANIES & DISTRIBUTORS
160,000	DXP ENTERPRISES INC.*	3,840,000
170,000	TAL INTERNATIONAL GROUP INC.	5,247,900
		9,087,900	8.72
MATERIALS			2.63
METALS & MINING
165,000	COMMERCIAL METALS CO.	2,737,350
		2,737,350	2.63

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2010

Shares	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			3.07
DIVERSIFIED TELECOM. SERVICES
470,000	PREMIERE GLOBAL SERVICES INC.*	3,196,000
		3,196,000	3.07
TOTAL COMMON STOCK (Cost: $95,353,211)		109,579,209	105.17
TOTAL INVESTMENT IN SECURITIES (Cost: $95,353,211)		109,579,209	105.17
OTHER ASSETS LESS LIABILITIES		(5,389,067)	(5.17)
TOTAL NET ASSETS		104,190,142	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2010

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$3,989,229	$8,250,932	$20,268,177	$2,937,964	$4,952,415	$95,353,211
At fair value	$4,028,325	$8,531,730	$21,980,910	$3,201,633	$5,521,508	$109,579,209
Cash or cash equivalents, at fair value	46,065	117,410	-	-	-	-
Receivable for investments sold	-	-	-	-	-	-
Accrued income receivable	27,436	78,010	83,296	4,268	3,515	29,425
Receivable for capital shares sold	29,432	1,630	10,927	25,848	12,745	71,480
Receivable for investments sold	-	-	-	-	-	496,878
Other assets	-	-	-	-	-	-
Total assets	4,131,258	8,728,780	22,075,133	3,231,749	5,537,768	110,176,992
Liabilities
Bank borrowings (Note 7)	-	-	152,366	14,336	51,387	5,242,590
Payable for fund shares redeemed	-	-	3,785	10,691	7,226	482,629
Accounts payable	16,583	28,873	91,001	14,725	19,308	244,424
Accounts payable to related parties (Note 3)	-	3,600	3,600	-	3,600	17,207
Payable to investment manager (Note 3)	-	-	-	-	-	-
Total liabilities	16,583	32,473	250,752	39,752	81,521	5,986,850
Net Assets	$4,114,675	$8,696,307	$21,824,381	$3,191,997	$5,456,247	$104,190,142
Summary of Shareholders' Equity
Paid in capital	$5,254,540	$9,135,653	$19,949,648	$3,111,884	$6,327,411	$105,795,470
Accumulated undistributed net investment income	-	(1,713)	(1,436)	-	-	-
Accumulated undistributed net realized gains (losses) on security transactions	(1,178,961)	(718,431)	163,436	(183,556)	(1,440,257)	(15,831,326)
Net unrealized appreciation of investments	39,096	280,798	1,712,733	263,669	569,093	14,225,998
Net assets at December 31, 2010	$4,114,675	$8,696,307	$21,824,381	$3,191,997	$5,456,247	$104,190,142
Total authorized capital stock per class: 50,000,000 ($0.01 par value)
Class A:
Net assets	$2,375,071	$3,922,373	$3,789,059	$2,510,542	$3,672,049	$92,829,720
Shares outstanding	260,161	397,546	260,292	279,501	317,454	2,930,369
Net asset value and redemption price per share	$9.13	$9.87	$14.56	$8.98	$11.57	$31.68
Maximum offering price per share	$9.59	$10.36	$15.45	$9.53	$12.28	$33.61
Sales load	4.75%	4.75%	5.75%	5.75%	5.75%	5.75%
Class C:
Net assets	$1,739,604	$4,773,934	$18,035,322	$681,455	$1,784,197	$11,354,887
Shares outstanding	192,769	507,674	1,303,296	83,960	166,359	416,568
Net asset value and redemption price per share	$9.02	$9.40	$13.84	$8.12	$10.72	$27.26
Class I:
Net assets	N/A	N/A	N/A	N/A	N/A	$5,535
Shares outstanding						154
Net asset value and redemption price per share	N/A	N/A	N/A	N/A	N/A	$35.95

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Operations

For the period ended December 31, 2010

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$35,742	$147,326	$492,214	$70,073	$52,710	$595,695
Interest	82,156	273,194	366,002	21	-	-
Other income	-	-	-	-	-	393
Total investment income	117,898	420,520	858,216	70,094	52,710	596,088
Expenses
Investment management fees	29,447	64,192	193,857	22,593	54,873	866,548
Transfer agent fees	54,084	65,349	132,825	75,255	64,370	576,215
Fund accounting fees	22,551	40,170	131,703	22,503	28,906	539,261
Legal fees	6,664	15,782	50,948	6,266	12,362	225,267
Audit fees	5,368	10,152	30,664	3,573	6,517	137,226
Registration fees	16,544	18,526	28,972	18,482	24,268	62,414
Printing	1,195	2,390	10,158	1,195	2,390	42,424
Custody fees	8,268	7,602	10,298	7,688	7,915	29,539
Interest on borrowings	210	99	1,498	478	3,159	85,432
Director fees/meetings	1,968	3,828	11,787	1,362	2,518	52,584
Distribution and service (12b-1) fees (Note 3)	27,488	59,051	226,547	12,291	30,425	383,609
Other expenses	9,163	14,141	44,378	8,818	13,137	169,458
Total expenses, before fees waived	182,950	301,282	873,635	180,504	250,840	3,169,977
Less fees waived (Note 3)	72,647	64,192	-	65,793	-	-
Net expenses	110,303	237,090	873,635	114,711	250,840	3,169,977
Net Investment Income (Loss)	7,595	183,430	(15,419)	(44,617)	(198,130)	(2,573,889)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,389	67,205	3,857,418	161,332	261,557	(3,640,855)
Change in net unrealized appreciation (depreciation) of investments	68,210	275,458	(2,295,332)	110,894	1,372,193	23,928,300
Net realized and unrealized gain on investments	79,599	342,663	1,562,086	272,226	1,633,750	20,287,445
Net Increase in Net Assets Resulting from Operations	$87,194	$526,093	$1,546,667	$227,609	$1,435,620	$17,713,556

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund		Balanced Fund
	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$7,595	$73,484	$183,430	$200,643	$(15,419)	$242,435
Net realized gain (loss) on investments	11,389	(90,665)	67,205	(277,641)	3,857,418	(620,811)
Change in net unrealized appreciation (depreciation) of investments	68,210	125,743	275,458	1,092,683	(2,295,332)	5,482,133
Increase in net assets resulting from operations	87,194	108,562	526,093	1,015,685	1,546,667	5,103,757
From Distributions to Shareholders
Class A:
Net investment income	(6,629)	(46,545)	(97,430)	(82,954)	(1,264)	(58,061)
Net capital gains	-	-	-	-	(359,087)	-
Return of capital	(7,491)	-	(1,389)	-	-	-
Class C:
Net investment income	(1,530)	(29,507)	(86,808)	(122,038)	(4,725)	(175,818)
Net capital gains	-	-	-	-	(1,768,006)	-
Return of capital	(1,728)	-	(1,237)	-	-	-
Class I:	N/A	N/A	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(17,378)	(76,052)	(186,864)	(204,992)	(2,133,082)	(233,879)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	973,230	988,257	1,706,840	823,243	758,726	1,837,042
Proceeds from shares purchased by reinvestment of dividends	15,208	65,602	173,489	191,512	2,071,269	222,990
Cost of shares repurchased	(2,074,113)	(1,466,506)	(1,517,350)	(1,265,863)	(9,609,397)	(3,921,187)
Increase (decrease) in net assets resulting from capital share transactions	(1,085,675)	(412,647)	362,979	(251,108)	(6,779,402)	(1,861,155)
Increase (decrease) in net assets	(1,015,859)	(380,137)	702,208	559,585	(7,365,817)	3,008,723
Net Assets
Beginning of period	5,130,534	5,510,671	7,994,099	7,434,514	29,190,198	26,181,475
End of period	$4,114,675	$5,130,534	$8,696,307	$7,994,099	$21,824,381	$29,190,198
Including undistributed net investment income	$-	$564	$(1,713)	$(904)	$(1,436)	$15,756

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(44,617)	$(64,435)	$(198,130)	$(169,451)	$(2,573,889)	$(2,445,187)
Net realized gain (loss) on investments	161,332	(90,603)	261,557	(590,448)	(3,640,855)	(11,115,931)
Change in net unrealized appreciation (depreciation) of investments	110,894	810,623	1,372,193	2,692,158	23,928,300	48,599,772
Increase in net assets resulting from operations	227,609	655,585	1,435,620	1,932,259	17,713,556	35,038,654
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income					-	-
Net capital gains					-	-
Return of capital					-	-
Decrease in net assets resulting from distributions	-	-	-	-	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	914,546	244,428	376,408	1,075,173	15,210,757	39,655,691
Proceeds from shares purchased by reinvestment of dividends	-	-	-	-	-	-
Cost of shares repurchased	(763,971)	(1,142,421)	(2,700,767)	(3,714,932)	(61,787,155)	(44,812,413)
Increase (decrease) in net assets resulting from capital share transactions	150,575	(897,993)	(2,324,359)	(2,639,759)	(46,576,398)	(5,156,722)
Increase (decrease) in net assets	378,184	(242,408)	(888,739)	(707,500)	(28,862,842)	29,881,932
Net Assets
Beginning of period	2,813,813	3,056,221	6,344,986	7,052,486	133,052,984	103,171,052
End of period	$3,191,997	$2,813,813	$5,456,247	$6,344,986	$104,190,142	$133,052,984
Including undistributed net investment income	$-	$190	$-	$-	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.99	$8.94	$9.42	$9.24	$9.27
Income from investing operations
Net investment income	0.05	0.18	0.32	0.29	0.23
Net realized and unrealized gains (losses) on securities	0.14	0.02	(0.53)	0.22	0.05
Total from investment operations	0.19	0.20	(0.21)	0.51	0.28
Less distributions
From net investment income	(0.02)	(0.15)	(0.27)	(0.33)	(0.31)
From net capital gains	-	-	-	-	-
From return of capital	(0.03)	-	-	-	-
Total distributions	(0.05)	(0.15)	(0.27)	(0.33)	(0.31)
Net asset value, end of period	$9.13	$8.99	$8.94	$9.42	$9.24
Total Investment Return (a)	2.16%	2.26%	(2.28)%	5.54%	3.14%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,375	$2,537	$3,054	$3,817	$2,467
Ratio of net investment income (loss) to average net assets
With expense reductions	0.49%	1.69%	3.33%	3.57%	2.70%
Without expense reductions	(1.10)%	0.25%	1.87%	2.21%	2.04%
Ratio of expenses to average net assets
With expense reductions	2.09%	1.69%	1.65%	1.62%	2.51%
Without expense reductions	3.69%	3.13%	3.11%	2.98%	3.17%
Fund portfolio turnover rate	156%	224%	173%	59%	16%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.90	$8.87	$9.45	$9.23	$9.13
Income from investing operations
Net investment income (loss)	(0.09)	0.09	0.28	0.25	0.08
Net realized and unrealized gains (losses) on securities	0.23	0.04	(0.56)	0.18	0.14
Total from investment operations	0.14	0.13	(0.28)	0.43	0.22
Less distributions
From net investment income	(0.01)	(0.10)	(0.30)	(0.21)	(0.12)
From net capital gains	-	-	-	-	-
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.02)	(0.10)	(0.30)	(0.21)	(0.12)
Net asset value, end of period	$9.02	$8.90	$8.87	$9.45	$9.23
Total Investment Return	1.49%	1.44%	(3.02)%	4.73%	2.47%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,740	$2,594	$2,456	$1,595	$1,731
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.18)%	0.96%	2.56%	2.77%	1.97%
Without expense reductions	(1.80)%	(0.47)%	1.10%	1.41%	1.32%
Ratio of expenses to average net assets
With expense reductions	2.80%	2.41%	2.43%	2.40%	3.21%
Without expense reductions	4.42%	3.85%	3.89%	3.76%	3.86%
Fund portfolio turnover rate	156%	224%	173%	59%	16%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.49	$8.48	$10.61	$10.74	$10.19
Income from investing operations
Net investment income	0.19	0.30	0.33	0.31	0.20
Net realized and unrealized gains (losses) on securities	0.45	0.98	(2.16)	(0.05)	0.53
Total from investment operations	0.64	1.28	(1.83)	0.26	0.73
Less distributions
From net investment income	(0.26)	(0.27)	(0.30)	(0.28)	(0.18)
From net capital gains	-	-	-	(0.11)	-
From return of capital	- (b)	-	-	-	-
Total distributions	(0.26)	(0.27)	(0.30)	(0.39)	(0.18)
Net asset value, end of period	$9.87	$9.49	$8.48	$10.61	$10.74
Total Investment Return (a)	6.88%	15.37%	(17.49)%	2.39%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,922	$2,865	$2,737	$3,663	$3,973
Ratio of net investment income to average net assets
With expense reductions	2.57%	3.22%	3.22%	2.78%	1.74%
Without expense reductions	1.81%	2.47%	2.47%	2.16%	0.99%
Ratio of expenses to average net assets
With expense reductions	2.34%	2.32%	2.05%	1.95%	2.06%
Without expense reductions	3.09%	3.07%	2.80%	2.57%	2.80%
Fund portfolio turnover rate	21%	29%	39%	46%	23%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.03	$8.09	$10.14	$10.31	$9.80
Income from investing operations
Net investment income	0.15	0.21	0.23	0.22	0.08
Net realized and unrealized gains (losses) on securities	0.38	0.95	(2.04)	(0.05)	0.54
Total from investment operations	0.53	1.16	(1.81)	0.17	0.62
Less distributions
From net investment income	(0.16)	(0.22)	(0.24)	(0.23)	(0.11)
From net capital gains	-	-	-	(0.11)	-
From return of capital	- (b)	-	-	-	-
Total distributions	(0.16)	(0.22)	(0.24)	(0.34)	(0.11)
Net asset value, end of period	$9.40	$9.03	$8.09	$10.14	$10.31
Total Investment Return	5.95%	14.56%	(18.10)%	1.63%	6.40%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,774	$5,129	$4,697	$5,990	$5,743
Ratio of net investment income to average net assets
With expense reductions	1.82%	2.47%	2.48%	2.06%	1.04%
Without expense reductions	1.07%	1.72%	1.73%	1.43%	0.28%
Ratio of expenses to average net assets
With expense reductions	3.07%	3.06%	2.81%	2.70%	2.81%
Without expense reductions	3.82%	3.81%	3.56%	3.32%	3.56%
Fund portfolio turnover rate	21%	29%	39%	46%	23%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.91	$12.41	$18.58	$18.42	$17.39
Income from investing operations
Net investment income	0.13	0.22	0.31	0.24	0.07
Net realized and unrealized gains (losses) on securities	1.02	2.48	(6.00)	0.97	1.40
Total from investment operations	1.15	2.70	(5.69)	1.21	1.47
Less distributions
From net investment income	(0.01)	(0.20)	(0.28)	(0.20)	-
From net capital gains	(1.49)	-	(0.20)	(0.85)	(0.44)
Total distributions	(1.50)	(0.20)	(0.48)	(1.05)	(0.44)
Net asset value, end of period	$14.56	$14.91	$12.41	$18.58	$18.42
Total Investment Return (a)	7.71%	21.76%	(30.51)%	6.53%	8.47%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,789	$4,362	$3,774	$5,918	$6,787
Ratio of net investment income to average net assets	0.55%	1.58%	1.73%	1.02%	0.43%
Ratio of expenses to average net assets	2.77%	2.47%	2.31%	2.21%	2.54%
Fund portfolio turnover rate	36%	10%	32%	44%	16%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.35	$11.96	$17.88	$17.77	$16.92
Income from investing operations
Net investment income (loss)	(0.06)	0.10	0.16	0.05	(0.06)
Net realized and unrealized gains (losses) on securities	1.04	2.39	(5.72)	0.96	1.35
Total from investment operations	0.98	2.49	(5.56)	1.01	1.29
Less distributions
From net investment income	- (b)	(0.10)	(0.16)	(0.05)	-
From net capital gains	(1.49)	-	(0.20)	(0.85)	(0.44)
Total distributions	(1.49)	(0.10)	(0.36)	(0.90)	(0.44)
Net asset value, end of period	$13.84	$14.35	$11.96	$17.88	$17.77
Total Investment Return	6.88%	20.84%	(31.03)%	5.67%	7.65%
Ratios/Supplemental Data
Net assets, end of period (000's)	$18,035	$24,828	$22,407	$34,960	$35,593
Ratio of net investment income (loss) to average net assets	(0.18)%	0.82%	0.96%	0.27%	(0.33)%
Ratio of expenses to average net assets	3.50%	3.23%	3.09%	2.97%	3.30%
Fund portfolio turnover rate	36%	10%	32%	44%	16%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.33	$6.51	$10.83	$9.21	$8.54
Income from investing operations
Net investment loss	(0.06)	(0.24)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on securities	0.71	2.06	(4.25)	1.69	0.71
Total from investment operations	0.65	1.82	(4.32)	1.62	0.67
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$8.98	$8.33	$6.51	$10.83	$9.21
Total Investment Return (a)	7.80%	27.96%	(39.89)%	17.59%	7.85%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,511	$2,176	$1,984	$2,889	$2,101
Ratio of net investment loss to average net assets
With expense reductions	(1.32)%	(2.06)%	(1.38)%	(1.33)%	(1.11)%
Without expense reductions	(3.50)%	(4.31)%	(2.41)%	(1.85)%	(2.14)%
Ratio of expenses to average net assets
With expense reductions	3.64%	3.46%	2.62%	2.65%	2.64%
Without expense reductions	5.82%	5.71%	3.65%	3.17%	3.68%
Fund portfolio turnover rate	106%	5%	14%	14%	23%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.58	$5.97	$10.03	$8.59	$8.02
Income from investing operations
Net investment loss	(0.17)	(1.36)	(0.31)	(0.21)	(0.12)
Net realized and unrealized gains (losses) on securities	0.71	2.97	(3.75)	1.65	0.69
Total from investment operations	0.54	1.61	(4.06)	1.44	0.57
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$8.12	$7.58	$5.97	$10.03	$8.59
Total Investment Return	7.12%	26.97%	(40.48)%	16.76%	7.11%
Ratios/Supplemental Data
Net assets, end of period (000's)	$681	$637	$1,072	$2,096	$1,856
Ratio of net investment loss to average net assets
With expense reductions	(2.03)%	(2.69)%	(2.18)%	(2.07)%	(1.87)%
Without expense reductions	(4.23)%	(4.96)%	(3.19)%	(2.60)%	(2.91)%
Ratio of expenses to average net assets
With expense reductions	4.37%	4.11%	3.40%	3.40%	3.40%
Without expense reductions	6.57%	6.39%	4.42%	3.93%	4.44%
Fund portfolio turnover rate	106%	5%	14%	14%	23%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.78	$6.75	$12.50	$12.77	$12.27
Income from investing operations
Net investment income (loss)	(0.48)	(0.40)	(0.16)	0.01	(0.09)
Net realized and unrealized gains (losses) on securities	3.27	2.43	(5.56)	0.17	1.68
Total from investment operations	2.79	2.03	(5.72)	0.18	1.59
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	(0.03)	(0.45)	(1.09)
Total distributions	-	-	(0.03)	(0.45)	(1.09)
Net asset value, end of period	$11.57	$8.78	$6.75	$12.50	$12.77
Total Investment Return (a)	31.78%	30.07%	(45.78)%	1.40%	12.91%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,672	$3,194	$3,291	$6,315	$4,341
Ratio of net investment loss to average net assets	(3.39)%	(2.11)%	(1.33)%	(1.21)%	(1.66)%
Ratio of expenses to average net assets	4.35%	3.69%	3.20%	2.82%	3.02%
Fund portfolio turnover rate	18%	21%	12%	53%	47%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.21	$6.36	$11.90	$12.28	$11.93
Income from investing operations
Net investment loss	(3.84)	(1.04)	(0.45)	(0.36)	(0.18)
Net realized and unrealized gains (losses) on securities	6.35	2.89	(5.06)	0.43	1.62
Total from investment operations	2.51	1.85	(5.51)	0.07	1.44
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	(0.03)	(0.45)	(1.09)
Total distributions	-	-	(0.03)	(0.45)	(1.09)
Net asset value, end of period	$10.72	$8.21	$6.36	$11.90	$12.28
Total Investment Return	30.57%	29.09%	(46.33)%	0.57%	12.02%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,784	$3,151	$3,761	$8,494	$9,958
Ratio of net investment loss to average net assets	(3.91)%	(2.87)%	(2.11)%	(1.93)%	(2.43)%
Ratio of expenses to average net assets	4.88%	4.47%	3.96%	3.56%	3.79%
Fund portfolio turnover rate	18%	21%	12%	53%	47%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.37	$19.21	$34.70	$33.52	$25.73
Income from investing operations
Net investment income (loss)	(1.87)	(0.50)	0.10	0.27	2.71
Net realized and unrealized gains (losses) on securities	7.18	7.66	(15.23)	1.78	6.29
Total from investment operations	5.31	7.16	(15.13)	2.05	9.00
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	(0.35)	(0.87)	(1.21)
From return of capital	-	-	(0.01)	-	-
Total distributions	-	-	(0.36)	(0.87)	(1.21)
Net asset value, end of period	$31.68	$26.37	$19.21	$34.70	$33.52
Total Investment Return (a)	20.14%	37.27%	(43.52)%	6.10%	35.05%
Ratios/Supplemental Data
Net assets, end of period (000's)	$92,830	$117,456	$87,800	$112,938	$62,735
Ratio of net investment loss to average net assets	(2.14)%	(2.05)%	(1.83)%	(1.94)%	(2.40)%
Ratio of expenses to average net assets	2.66%	2.49%	2.44%	2.34%	2.78%
Fund portfolio turnover rate	9%	17%	23%	15%	20%
	Class C
	For the year ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$22.87	$16.79	$30.70	$30.00	$23.32
Income from investing operations
Net investment income (loss)	(3.31)	(1.40)	(0.90)	(0.21)	0.83
Net realized and unrealized gains (losses) on securities	7.70	7.48	(12.65)	1.78	7.06
Total from investment operations	4.39	6.08	(13.55)	1.57	7.89
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	(0.35)	(0.87)	(1.21)
From return of capital	-	-	(0.01)	-	-
Total distributions	-	-	(0.36)	(0.87)	(1.21)
Net asset value, end of period	$27.26	$22.87	$16.79	$30.70	$30.00
Total Investment Return	19.20%	36.21%	(44.05)%	5.22%	33.91%
Ratios/Supplemental Data
Net assets, end of period (000's)	$11,355	$15,593	$15,368	$31,589	$17,337
Ratio of net investment loss to average net assets	(2.89)%	(2.79)%	(2.57)%	(2.69)%	(3.15)%
Ratio of expenses to average net assets	3.40%	3.24%	3.17%	3.09%	3.54%
Fund portfolio turnover rate	9%	17%	23%	15%	20%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007	October 31, 2006(c) to December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$29.86	$21.72	$37.50	$36.13	$35.00
Income from investing operations
Net investment income (loss)	(0.60)	(0.45)	(0.32)*	(0.33)	0.45
Net realized and unrealized gains (losses) on securities	6.69	8.59	(15.10)*	2.57	1.89
Total from investment operations	6.09	8.14	(15.42)	2.24	2.34
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	(0.35)	(0.87)	(1.21)
From return of capital	-	-	(0.01)	-	-
Total distributions	-	-	(0.36)	(0.87)	(1.21)
Net asset value, end of period	$35.95	$29.86	$21.72	$37.50	$36.13
Total Investment Return	20.40%	37.48%	(41.00)%	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$6	$5	$3	$1,902	$5
Ratio of net investment loss to average net assets	(1.97)%	(1.80)%	(1.56)%	(1.72)%	(2.48	)%(d)
Ratio of expenses to average net assets	2.50%	2.24%	2.16%	2.10%	2.74	%(d)
Fund portfolio turnover rate	9%	17%	23%	15%	20%

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Effective December 29, 2010, the Growth Fund was renamed the Large Cap Value Fund; the Multi-Cap Value Fund was renamed the Mid Cap Value Fund; and the Small Cap Fund was renamed the Small Cap Value Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer class A and class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board of Directors.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund's investment securities and cash and cash equivalents as of December 31, 2010:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Energy	$91,250	$151,200	$2,280,750	$153,552	$1,733,387	$18,521,311
Material	-	149,640	-	-	328,356	2,737,350
Industrials	-	434,380	2,906,310	454,694	2,208,491	43,564,488
Consumer Discretionary	76,760	698,555	956,980	410,483	817,504	12,092,275
Consumer Staples	63,040	536,350	2,836,860	901,278	158,220	3,652,000
Health Care	-	507,255	2,145,870	313,215	-	8,015,435
Financials	-	53,360	1,775,050	345,159	275,550	17,800,350
Information Technology	69,800	355,840	2,623,358	623,252	-	-
Telecommunication Services	73,450	356,534	-	-	-	3,196,000
Utilities	133,235	290,950	356,200	-	-	-
Preferred Stock
Financials	193,480	469,400	778,300	-	-	-
Utilities	-	51,220	-	-	-	-
Level 1 Total	701,015	4,054,684	16,659,678	3,201,633	5,521,508	109,579,209
Level 2 - Other significant observable inputs
Bonds and notes
Corporate Bonds	-	4,374,144	5,284,513	-	-	-
Asset-backed Obligations	-	-	36,719	-	-	-
U.S. Government Fixed Income Securities	3,327,310	102,902	-	-	-	-
Short Term Investments
Money Market	46,065	117,410	-	-	-	-
Level 2 Total	3,373,375	4,594,456	5,321,232	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$4,074,390	$8,649,140	$21,980,910	$3,201,633	$5,521,508	$109,579,209

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 Securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings during the year ended December 31, 2010. In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update No. 2010-06 "Improving Disclosures about Fair Value Measurements," which requires entities to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. This guidance was effective for interim and annual reporting period beginning after December 15, 2009. Management has evaluated the Funds' positions for the year ended December 31, 2010, and determined that for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors determines the amount and timing of such payments.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2010 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2007, 2008, 2009 and 2010 are still subject to examination by major federal jurisdictions. Tax years 2006, 2007, 2008, 2009 and 2010 are still subject to examination by major state jurisdictions.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2010, components of distributable earnings (accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$-	$20,178	$-	$-	$-
Undistributed long-term gains	-	-	143,258	-	-	-
Capital loss carry forward*	(1,178,338)	(718,431)	-	(181,858)	(1,426,151)	(15,831,326)
Post October Loss	(623)	-	-	(725)	(14,106)	-
Net unrealized appreciation on investments	39,096	279,085	1,711,297	262,696	569,093	14,225,998
Accumulated earnings (deficits)	$(1,139,865)	$(439,346)	$1,874,733	$80,113	$(871,164)	$(1,605,328)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Fund intends to treat Post October losses, net capital losses occurred for the period subsequent to October 31, 2010 through the fiscal year end December 31, 2010, as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the following capital losses carried forward have been utilized:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carry forward utilized	-	$66,085	$1,557,453	$163,220	$275,663	-

* At December 31, 2010, the following had accumulated net realized losses on investment transactions that represent capital loss carry forwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Government Securities Fund	$855,711	$95,072	$49,495	$88,644	$1,178	$9,585	$73,971	$4,682	$1,178,338
Income and Equity Fund	-	-	-	-	-	330,365	388,066	-	718,431
Balanced Fund	-	-	-	-	-	-	-	-	-
Large Cap Value Fund	-	-	-	-	-	-	181,858	-	181,858
Mid Cap Value Fund	-	-	-	-	-	785,984	640,167	-	1,426,151
Small Cap Value Fund	-	-	-	-	-	-	12,029,758	3,801,568	15,831,326

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

For the year ended December 31, 2010, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Gain
Government Securities Fund	$-	$-	$-
Income and Equity Fund	-	-	-
Balanced Fund	4,216	-	(4,216)
Large Cap Value Fund	44,427	(44,617)	190
Mid Cap Value Fund	198,130	(198,130)	-
Small Cap Value Fund	2,573,889	(2,573,889)	-

The reclassifications were due to net investment losses incurred by the Fund, which are not permitted to be carried forward for tax purposes.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

G. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund and Large Cap Value Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company, will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. The Transfer Agent does not, however, waive out of pocket expenses. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2010.

	Management Fees Waived	Transfer Agent Fees Waived	Total
Government Securities Fund	$29,447	$43,200	$72,647
Income and Equity Fund	64,192	-	64,192
Large Cap Value Fund	22,593	43,200	65,793

Effective 2004, the Investment Manager terminated all of its rights under the Expense Limitation Agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2010, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Government Securities Fund	$8	$-	$122
Income and Equity Fund	254	785	1,204
Balanced Fund	727	1,455	11,933
Large Cap Value Fund	844	777	(834)
Mid Cap Value Fund	1,259	479	(881)
Small Cap Value Fund	7,441	562	62,174

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company has also entered into agreements with PGIS to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets and one basis point on the balance of net assets or a minimum of $1,500.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

In addition, agreements to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for class A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2010, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Government Securities Fund	$5,704	$21,784	$27,488
Income and Equity Fund	8,790	50,261	59,051
Balanced Fund	9,932	216,615	226,547
Large Cap Value Fund	5,381	6,910	12,291
Mid Cap Value Fund	7,379	23,046	30,425
Small Cap Value Fund	251,447	132,162	383,609

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the year ended and as of December 31, 2010. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2010		As of December 31, 2010
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Government Securities Fund	$6,979,299	$8,119,014	$3,989,229	$58,536	$19,440	$39,096
Income and Equity Fund	2,079,598	1,705,314	8,252,645	673,632	394,547	279,085
Balanced Fund	9,213,049	17,392,662	20,269,613	2,648,472	937,175	1,711,297
Large Cap Value Fund	3,360,773	3,130,785	2,938,937	338,050	75,354	262,696
Mid Cap Value Fund	1,037,693	3,543,897	4,952,415	1,466,267	897,174	569,093
Small Cap Value Fund	10,252,898	60,895,487	95,353,211	31,321,590	17,095,592	14,225,998

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2010 and 2009 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2010
Distributions paid from:
Ordinary Income	$8,159	$184,238	$5,989	$-	$-	$-
Long-Term Capital Gain	-	-	2,127,093	-	-	-
Return of Capital	9,219	2,626	-	-	-	-
Total Distributions	$17,378	$186,864	$2,133,082	$-	$-	$-
Year ended December 31, 2009
Distributions paid from:
Ordinary Income	$76,052	$204,992	$233,879	$-	$-	$-
Long-Term Capital Gain	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$76,052	$204,992	$233,879	$-	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected for the year ended December 31, 2010 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$4	$2,574
Income and Equity Fund	101	98
Balanced Fund	59	58
Large Cap Value Fund	11	555
Mid Cap Value Fund	455	315
Small Cap Value Fund	36,709	804

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	50,282	$456,951	23,048	$203,753
Reinvestment of Distributions	1,359	12,284	4,331	38,586
	51,641	469,235	27,379	242,339
Shares Repurchased	(73,787)	(669,139)	(86,844)	(774,281)
Net Decrease	(22,146)	$(199,904)	(59,465)	$(531,942)
Class C
Shares Sold	57,256	$516,279	89,877	$784,504
Reinvestment of Distributions	326	2,924	3,058	27,016
	57,582	519,203	92,935	811,520
Shares Repurchased	(156,253)	(1,404,974)	(78,546)	(692,225)
Net Increase (Decrease)	(98,671)	$(885,771)	14,389	$119,295
	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	130,489	$1,256,197	26,638	$237,006
Reinvestment of Distributions	9,145	88,250	8,429	74,219
	139,634	1,344,447	35,067	311,225
Shares Repurchased	(43,821)	(424,015)	(56,257)	(495,430)
Net Increase (Decrease)	95,813	$920,432	(21,190)	$(184,205)
Class C
Shares Sold	49,147	$450,643	67,794	$586,237
Reinvestment of Distributions	9,279	85,239	13,943	117,293
	58,426	535,882	81,737	703,530
Shares Repurchased	(118,858)	(1,093,335)	(94,516)	(770,433)
Net Decrease	(60,432)	$(557,453)	(12,779)	$(66,903)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	17,732	$264,207	40,117	$516,878
Reinvestment of Distributions	22,441	325,843	3,375	50,596
	40,173	590,050	43,492	567,474
Shares Repurchased	(72,398)	(1,106,615)	(55,070)	(715,500)
Net Decrease	(32,225)	$(516,565)	(11,578)	$(148,026)
Class C
Shares Sold	34,207	$494,519	106,153	$1,320,164
Reinvestment of Distributions	126,389	1,745,426	11,955	172,394
	160,596	2,239,945	118,108	1,492,558
Shares Repurchased	(587,264)	(8,502,782)	(261,411)	(3,205,687)
Net Decrease	(426,668)	$(6,262,837)	(143,303)	$(1,713,129)
	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares Sold	66,887	$572,386	37,678	$244,428
Reinvestment of Distributions	-	-	-	-
	66,887	572,386	37,678	244,428
Shares Repurchased	(48,630)	(421,975)	(81,212)	(543,996)
Net Increase (Decrease)	18,257	$150,411	(43,534)	$(299,568)
Class C
Shares Sold	43,873	$342,160	-	$-
Reinvestment of Distributions	-	-	-	-
	43,873	342,160	-	-
Shares Repurchased	(44,022)	(341,996)	(95,391)	(598,425)
Net Increase (Decrease)	(149)	$164	(95,391)	$(598,425)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares Sold	32,966	$315,202	183,600	$1,032,777
Reinvestment of Distributions	-	-	-	-
	32,966	315,202	183,600	1,032,777
Shares Repurchased	(79,054)	(752,197)	(307,975)	(2,249,246)
Net Decrease	(46,088)	$(436,995)	(124,375)	$(1,216,469)
Class C
Shares Sold	7,123	$61,206	6,780	$42,396
Reinvestment of Distributions	-	-	-	-
	7,123	61,206	6,780	42,396
Shares Repurchased	(224,836)	(1,948,570)	(213,789)	(1,465,686)
Net Decrease	(217,713)	$(1,887,364)	(207,009)	$(1,423,290)
	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares Sold	541,960	$14,532,455	1,756,008	$38,687,567
Reinvestment of Distributions	-	-	-	-
	541,960	14,532,455	1,756,008	38,687,567
Shares Repurchased	(2,065,755)	(54,928,017)	(1,873,438)	(39,920,852)
Net Decrease	(1,523,795)	$(40,395,562)	(117,430)	$(1,233,285)
Class C
Shares Sold	30,039	$678,302	48,957	$968,124
Reinvestment of Distributions	-	-	-	-
	30,039	678,302	48,957	968,124
Shares Repurchased	(295,354)	(6,859,138)	(282,281)	(4,891,561)
Net Decrease	(265,315)	$(6,180,836)	(233,324)	$(3,923,437)
Class I
Shares Sold	-	$-	-	$-
Reinvestment of Distributions	-	-	-	-
	-	-	-	-
Shares Repurchased	-	-	-	-
Net Decrease	-	$-	-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2010

Note 7. Bank Borrowings

During the period through December 28, 2010, the Funds' borrowing policy stated that: "Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets." Effective with the Funds' Prospectus and Statement of Additional Information dated December 29, 2010, the Funds' adopted the following borrowing policy: "Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities." Each Fund has the ability to borrow, from UMB Bank, n.a. (UMB), on an unsecured basis, at 1.50% over the Federal Funds rate. As of December 31, 2010, the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $152,366, $14,366, $51,387 and $5,242,590 respectively, and were paying interest at 1.55% per annum on their outstanding borrowings. No compensating balances are required.

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund) (the "Funds"), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
March 1, 2011

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements (the "Agreements") for the Funds at its meeting held on August 6, 2010. At that meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the financial condition and profitability of PGIMC, including information regarding PGIMC's cost of providing services, as well as comparative expense information for a peer group of funds; (2) investment performance of each Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for each Fund; (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds' investors; (5) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC and its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Board's approval of the Agreements, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds as well as the changes in such personnel and the duties that such personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team, and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; and monitoring compliance with various policies and procedures of the Funds. The Board was provided with and considered information regarding PGIMC's trading, operations, compliance, and investment research functions. The Board considered PGIMC's marketing strategy with respect to the Funds and the current asset levels of the Funds. The Board also considered the Funds' compliance program, the compliance reports periodically furnished to the Board, and the results of any regulatory exams. The Board concluded that the Funds were likely to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements.

Investment Performance of PGIMC and the Funds. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, each Fund's year-to-date, one-, three-, five-, and ten-year

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

performance for the periods ended June 30, 2010; each Fund's one-, three-, five-, and ten-year performance for the periods ended December 31, 2009; as well as certain comparative performance sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided information regarding PGIMC's investment decision making process and trade execution policies and strategies. The Board also was provided information regarding PGIMC's proposals to change the names and investment objectives of the Large Cap Value Fund (formerly, the Growth Fund) and the Mid Cap Value Fund (formerly, the Multi-Cap Value Fund), to change the name of the Small Cap Value Fund (formerly, the Small Cap Fund) and to amend the Funds' fundamental investment policy regarding borrowing. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks, peers and, with respect to the Income and Equity Fund and the Balanced Fund, the blended returns of these Funds' benchmarks, the Board concluded that, while past performance is no guarantee of future performance, each Fund's investment performance overall weighed in favor of renewing the relevant Agreement.

Among other factors, the Board considered: (i) with respect to the Small Cap Value Fund, the Fund (Class A shares) outperformed its benchmark index for the one-, five- and ten-year periods ended December 31, 2009 and the five- and ten-year periods ended June 30, 2010; (ii) with respect to the Mid Cap Value Fund, following a repositioning of the portfolio in 2008, the Fund (Class A shares) outperformed its benchmark index for the one-year period ended December 31, 2009 and the six-month and the one-year periods ended June 30, 2010; (iii) with respect to the Large Cap Value Fund, the Fund (Class A shares) outperformed its benchmark indices for the six-month and the one-, three- and five-year periods ended June 30, 2010; (iv) with respect to the Balanced Fund, the Fund has two benchmarks, the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500 Index; while the Fund (Class A shares) did not outperform the Barclays Capital U.S. Intermediate Corporate Bond Index, it outperformed the S&P 500 Index, for the six-month and the three-, five-, and ten-year periods ended June 30, 2010; (v) with respect to the Income and Equity Fund, the Fund has two benchmarks, the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500 Index; while the Fund (Class A shares) did not outperform the Barclays Capital U.S. Intermediate Corporate Bond Index, it outperformed the S&P 500 Index for the three-year, five-year, and ten-year periods ended December 31, 2009 and June 30, 2010; the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the difference between the Fund's performance and that of its benchmarks which reflected the Fund's conservative fixed income strategy focused on shorter-term bonds to preserve capital and manage volatility; and (vi) with respect to the Government Securities Fund, the Fund outperformed its benchmark index for the one-year period ended December 31, 2009, but did not outperform its benchmark index for other periods ended December 31, 2009 or June 30, 2010; the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the difference between the Fund's performance and that of its benchmark which reflected the benchmark's longer average maturity, the Fund's emphasis on shorter-term securities to manage risk and protect principal, and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board reviewed the 2009 audited consolidated statement of operations of PGIMC and its subsidiaries and also considered the costs and profitability of PGIMC and its affiliates from their operations. The Board also reviewed the 2009 audited consolidated statement of financial condition of PGIMC and its subsidiaries and considered the financial condition of PGIMC and its ability to provide the quality of services specified under the Agreements and expected by the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund. The comparative fee information provided to the Board indicated that each Fund's advisory fees were within the range of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

characteristics, investment style and asset level. The Board reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2009, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in order to keep their expenses down; and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in 2010 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $3.5 million. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and, based on information furnished by PGIMC, the benefits to the Funds of having such services provided by such affiliates. The Board also considered the Funds' sales and redemption data in the first six months of 2010, in light of current market conditions. The Board concluded that the Funds' management fees were reasonable in light of the services provided.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios increased in 2009 relative to 2008 for all Funds except the Government Securities and Large Cap Value Funds primarily due to the general decline in assets as a result of the recent market downturn. Based on its review, the Board concluded that the Funds' management fee structures allow shareholders to benefit from economies of scale as the Funds' assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, and the Large Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts, and another fund for which it serves as sub-adviser. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (67)	Director	1992	Consultant; Chairman, Stereo Scope, Inc. (web application company); Chairman, Kapitall (software development company); President, Bionic Games, Inc. (game software development company); President, High Impact Games, Inc. (game software development company); and Owner, Asahi Broadcasting Enterprises (game software development company)	None

Peter C. Hoffman (60)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None

Takashi Makinodan, PhD (86)	Director	1995	Retired in 2007; and formerly Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders (1992-2007); and Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center (1991-2007)	None

Gerald E. Miller (81)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None

Louise K. Taylor, PhD (64)	Director	1992	Retired in 2009; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Directors2

Name (Age)	Positions with the Company[1]	Year elected a Director and Officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
Victoria L. Breen (59)*	Director Assistant Secretary	1992 2002	President, Derby & Derby, Inc. (financial services company); Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.; and Assistant Secretary and Director, Pacific Global Investment Management Company	None

George A. Henning (63)**	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; and formerly Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (1992-2006)	None

Each Director oversees all 6 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (33)	Vice President Secretary	2010 2006	Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; Vice President, Secretary and Director, Pacific Global Investor Services, Inc.; and formerly Assistant Secretary, Pacific Advisors Fund Inc. (2004-2006); and Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2002-2006)

Barbara A. Kelley (57)	Vice President, Treasurer and Chief Compliance Officer	2001	Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; and formerly Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2001-2007)

Araceli Olea (38)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.

Jingjing Yan (37)	Assistant Treasurer	2005	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; and formerly Fund Accounting Manager, Pacific Global Investor Services, Inc. (2001-2007); and Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2005-2007)

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on their affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Ms. Breen is considered an interested director because (a) she is a registered principal of a registered broker/dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of the Funds' shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager's Board of Directors.

**  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

Results of Special Meeting of Shareholders (Unaudited)

Held on October 27, 2010 and November 30, 2010 (following adjournment)1

Shares outstanding (all classes) on record date (August 27, 2010):

Government Securities Fund	504,082
Income and Equity Fund	924,096
Balanced Fund	1,683,282
Large Cap Value Fund	375,674
Mid Cap Value Fund	560,720
Small Cap Value Fund	4,051,443

Total shares voting on October 27, 2010 (except Proposal 2):

Government Securities Fund	395,479	(78.5% of shares outstanding)
Income and Equity Fund	849,342	(91.9% of shares outstanding)
Balanced Fund	1,340,616	(79.6% of shares outstanding)
Large Cap Value Fund	220,669	(58.7% of shares outstanding)
Mid Cap Value Fund	417,820	(74.5% of shares outstanding)
Small Cap Value Fund	2,714,076	(67.0% of shares outstanding)

Total shares voting on November 30, 2010 (Proposal 2 only):

Government Securities Fund	423,329	(84.0% of shares outstanding)
Income and Equity Fund	849,188	(91.9% of shares outstanding)
Balanced Fund	1,421,968	(84.5% of shares outstanding)
Large Cap Value Fund	228,005	(60.7% of shares outstanding)
Mid Cap Value Fund	428,710	(76.5% of shares outstanding)
Small Cap Value Fund	2,789,454	(68.9% of shares outstanding)

PROPOSAL 1 - Election of Directors

Government Securities Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	393,176	99.4%	2,303	0.6%
L. Michael Haller	393,176	99.4%	2,303	0.6%
George A. Henning	393,176	99.4%	2,303	0.6%
Peter C. Hoffman	393,176	99.4%	2,303	0.6%
Takashi Makinodan	393,176	99.4%	2,303	0.6%
Gerald Miller	393,176	99.4%	2,303	0.6%
Louise Taylor	393,176	99.4%	2,303	0.6%

Income and Equity Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	840,503	99.0%	8,839	1.0%
L. Michael Haller	840,503	99.0%	8,839	1.0%
George A. Henning	840,503	99.0%	8,839	1.0%
Peter C. Hoffman	840,503	99.0%	8,839	1.0%
Takashi Makinodan	840,503	99.0%	8,839	1.0%
Gerald Miller	840,503	99.0%	8,839	1.0%
Louise Taylor	840,503	99.0%	8,839	1.0%

Pacific Advisors Fund Inc.

Results of Special Meeting of Shareholders (Unaudited)

Held on October 27, 2010 and November 30, 2010 (following adjournment)1

Balanced Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	1,324,455	98.8%	16,160	1.2%
L. Michael Haller	1,324,455	98.8%	16,160	1.2%
George A. Henning	1,324,455	98.8%	16,160	1.2%
Peter C. Hoffman	1,324,455	98.8%	16,160	1.2%
Takashi Makinodan	1,324,455	98.8%	16,160	1.2%
Gerald Miller	1,324,455	98.8%	16,160	1.2%
Louise Taylor	1,324,455	98.8%	16,160	1.2%

Large Cap Value Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	214,258	97.1%	6,411	2.9%
L. Michael Haller	214,258	97.1%	6,411	2.9%
George A. Henning	214,258	97.1%	6,411	2.9%
Peter C. Hoffman	214,258	97.1%	6,411	2.9%
Takashi Makinodan	214,258	97.1%	6,411	2.9%
Gerald Miller	214,258	97.1%	6,411	2.9%
Louise Taylor	214,258	97.1%	6,411	2.9%

Mid Cap Value Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	417,203	99.9%	617	0.1%
L. Michael Haller	417,203	99.9%	617	0.1%
George A. Henning	417,203	99.9%	617	0.1%
Peter C. Hoffman	417,203	99.9%	617	0.1%
Takashi Makinodan	417,203	99.9%	617	0.1%
Gerald Miller	417,203	99.9%	617	0.1%
Louise Taylor	417,203	99.9%	617	0.1%

Small Cap Value Fund

Director	Votes "For"	% of Shares Voting "For"[2]	Votes "Withheld"	% of Shares "Withheld"
Victoria Breen	2,642,160	97.4%	71,916	2.6%
L. Michael Haller	2,639,937	97.3%	74,139	2.7%
George A. Henning	2,641,874	97.3%	72,202	2.7%
Peter C. Hoffman	2,642,334	97.4%	71,743	2.6%
Takashi Makinodan	2,638,479	97.2%	75,597	2.8%
Gerald Miller	2,640,010	97.3%	74,066	2.7%
Louise Taylor	2,640,081	97.3%	73,995	2.7%

Pacific Advisors Fund Inc.

Results of Special Meeting of Shareholders (Unaudited)

Held on October 27, 2010 and November 30, 2010 (following adjournment)1

PROPOSAL 2 - To Approve a Change to the Funds' Fundamental Policy Regarding Borrowing

Fund	Votes "For"	% of Outstanding Shares Voting "For"[3]	Votes "Against"	% of Outstanding Shares Voting "Against"	Votes Abstaining[4]	% of Outstanding Shares Abstaining
Government Securities Fund	288,537	57.2%	9,461	1.9%	125,332	24.9%
Income and Equity Fund	544,624	58.9%	30,616	3.3%	273,949	29.6%
Balanced Fund	898,093	53.4%	29,464	1.8%	494,412	29.4%
Fund	Votes "For"	% of Shares Voting "For"[3]	Votes "Against"	% of Shares Voting "Against"	Votes Abstaining[4]	% of Shares Abstaining
Large Cap Value Fund	187,811	82.4%	6,411	2.8%	33,784	14.8%
Mid Cap Value Fund	331,835	77.4%	1,602	0.4%	95,273	22.2%
Small Cap Value Fund	1,982,835	71.1%	50,863	1.8%	755,756	27.1%

PROPOSAL 3 - To Approve a Change to the Investment Objective of the Large Cap Value Fund
(Formerly the Growth Fund)

Votes "For"	% of Shares Voting "For"[3]	Votes "Against"	% of Shares Voting "Against"	Votes Abstaining[4]	% of Shares Abstaining
180,036	81.6%	6,873	3.1%	33,759	15.3%

PROPOSAL 4 - To Approve a Change to the Investment Objective of the Mid Cap Value Fund
(Formerly the Multi-Cap Value Fund)

Votes "For"	% of Shares Voting "For"[3]	Votes "Against"	% of Shares Voting "Against"	Votes Abstaining[4]	% of Shares Abstaining
306,886	73.4%	1,602	0.4%	109,332	26.2%

1  The meeting for Proposal 2 to approve a change to the Funds' fundamental policy regarding borrowing only was held on November 30, 2010. The meeting for all other Proposals was held on October 27, 2010.

2  Election required the affirmative vote of a plurality of votes cast by shareholders (abstentions did not count as votes cast.)

3  Approval required the affirmative vote of a "majority of the outstanding voting securities" of the appropriate Fund. Under the Investment Company Act of 1940, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the total shares voting at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the total shares outstanding.

4  Includes broker non-votes.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2010. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Long-term capital gain distributions	-	-	$2,127,093	-	-	-

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Corporate dividends-received deduction	100.00%	80.84%	100.00%	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2010 are designated as "qualified dividend income," as defined in Act and subject to reduced tax rates in 2010.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Percentage of qualified dividends	100.00%	80.84%	N/A	N/A	N/A	N/A

In January 2011, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
L. Michael Haller, III
Peter C. Hoffman
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Catherine L. Henning, Vice President and Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.            Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.            Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.            Principal Accountant Fees and Services

(a)-(d)     Ernst & Young LLP (“E&Y”) billed the Registrant aggregate fees for professional services rendered for the fiscal years ending December 31, 2009, and December 31, 2010, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2010	$157,500	$5,000	$31,000	$0
2009	$150,000	$2,500	$29,500	$0

(b)           Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)           Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)       The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)       None.

(f)            None.

(g)           None.

(h)           Not applicable.

Item 5.            Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.            Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.            Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.          Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.          Controls and Procedures.

(a)           Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.          Exhibits

(a)(1)       Not applicable.

(a)(2)       Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)           Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 8, 2011

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	March 8, 2011